UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2015 – July 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2015

Vanguard Energy Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard Energy Fund
Investor Shares	-6.44%
Admiral™ Shares	-6.42
MSCI ACWI Energy Index	-4.95
Global Natural Resources Funds Average	-6.96

Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$51.53	$48.21	$0.000	$0.000
Admiral Shares	96.69	90.48	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

After a steep slide that began last summer, oil and gas prices temporarily recovered somewhat during the six months ended July 31, 2015, but the energy sector overall continued to struggle.

For the six months, energy was the worst performer in the broad U.S. stock market—a reversal from a year ago. Vanguard Energy Fund returned –6.44% for Investor Shares, about 1½ percentage points behind the MSCI ACWI Energy Index. Some of your fund’s outsized holdings among exploration and production companies held back results compared with the benchmark. Your fund stayed ahead of the average return of global natural resources funds, many of which have significant allocations to sectors other than energy.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies,

2

valuations that some investors perceived as high, and muddled economic news also riled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe and the Pacific region surpassed those of emerging markets, which declined.

Returns of taxable bonds slid as a rate hike grew likelier
The broad U.S. taxable bond market returned –1.47% for the half year, as bond prices declined in four of the six months. The yield of the 10-year Treasury note ended July at 2.26%, up from a relatively low 1.75% following January’s significant rally. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise short-term interest rates before year’s end.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

Most energy segments declined, but refiners and marketers gained
As I noted in our last report, oil prices fell more than 50% from June 2014 through January. By spring, the price of West

Texas Intermediate crude seemed to have stabilized at about $60 per barrel. But July’s slide left it below the $48 level at which it began this fiscal year. High levels of production from some leading oil-producing countries and concerns about slower growth in China—the world’s largest oil importer—put renewed pressure on prices. In this challenging environment, companies in many energy segments have been slashing billions of dollars’ worth of spending and laying off workers.

Much of the brunt of the lower prices has fallen on U.S. and international oil and gas exploration and production companies. They constitute the largest

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.37%	0.31%	1.45%

The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Natural Resources Funds.

4

business segment in your fund—almost 40% of assets on average, about double their weight in the benchmark index. With many of them seeing double-digit declines in their stock prices, they were responsible for about three-quarters of the fund’s six-month retreat. The advisors’ long-standing outsized commitment to this segment was the primary reason the fund lagged its benchmark.

In contrast, companies that process crude oil into products such as gasoline and jet fuel benefited from lower prices for their feedstock. Oil and gas refining and marketing companies represented less than 10% of the fund and its index and advanced more than 15% in both. However, performance was mixed for the major integrated energy giants, which made up almost 40% of fund assets. Some companies, including a takeover target, posted double-digit gains, while others saw double-digit declines.

The Advisors’ Report that follows this letter provides more details about the management of the fund during the six months.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in

Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long termin this example, nearly $100,000.

5

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2015

6

Advisors’ Report

Vanguard Energy Fund returned –6.44% for Investor Shares and –6.42% for Admiral Shares for the six months ended July 31, 2015. The fund’s result lagged the return of its benchmark index but was ahead of the average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the six months and of how their portfolio positioning reflects this assessment. These reports were prepared on August 13, 2015.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	9,009	Emphasizes long-term total-return opportunities from
Company LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	4	341	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	1	117	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

7

Wellington Management Company LLP

Portfolio Manager:

Karl E. Bandtel, Senior Managing Director

The investment environment
Global equities advanced more than 5% over the six months ended July 31, 2015, but the global energy sector declined about 5%.

The first quarter saw a continued decline in both U.S. and global oil prices, which weighed broadly on energy equities. Crude oil prices rebounded during the second quarter and posted their largest quarterly gain since 2009, propelled by an expectation for slowing U.S. production growth and an increase in global demand. Energy stocks, however, closed the second quarter slightly down as investors looked for evidence that supply growth was moderating and that recent demand growth was sustainable.

Our successes
Our strategy emphasizes long-term total-return opportunities across a broad range of energy companies and subsectors, including international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Contributing to relative results for the period was our position in Russia’s Rosneft, which explores for, extracts, refines, and markets oil and natural gas, with production in the country’s Western Siberia, Sakhalin, North Caucasus, and Arctic regions. Rosneft’s shares rose more than 20% as it benefited from the devalued ruble.

Our underweight exposure to U.S.-based ConocoPhillips, a multinational integrated energy company, also aided performance as the stock fell more than 17%. We remain underweighted as we continue to find other compelling opportunities among U.S. shale producers. Our lack of holdings in weak benchmark constituents Chesapeake Energy and Apache also helped.

Our shortfalls
An overweight allocation to and stock selection among producers hurt our results as several of our natural gas-focused exploration and production company holdings underperformed.

Our most significant relative detractors included U.S.-based Pioneer Natural Resources, Southwestern Energy, and CONSOL Energy. Not owning benchmark constituent Williams Companies, which returned more than 20%, also hurt relative results.

Pioneer shares fell after a popular hedge fund manager emphasized the company when presenting a short thesis on several U.S. oil exploration and production companies that use fracking technology. We disagreed with several of the conclusions, and we continue to believe that Pioneer has captured some of the best oil acreage in the Permian Basin in West Texas. We think this acreage presents a solid opportunity to capture and create value longer-term.

8

Shares of Southwestern Energy fell amid continued volatility in natural gas prices. In addition, its recent acquisition of natural gas liquids (NGL) acreage was viewed unfavorably by the market given recent NGL price weakness. We added to our position at what we believed to be an attractive valuation.

The share price of CONSOL, a northern Appalachia coal miner and natural gas producer, declined in the face of weak coal prices. The company spun its coal assets into a master limited partnership at the end of the second quarter, but we believe that its natural gas assets in Appalachia are attractive, with promising growth.

The fund’s positioning
We are excited by several themes in energy, most notably select North American shale first movers and the cyclical opportunity for oil producers. In past cycles, severe uncertainty surrounding oil prices has often been associated with good buying opportunities. In addition to sentiment and valuation, which suggest concern, we are encouraged by the industry’s moving into full retrenchment mode, which also is often associated with good buying opportunities. We continue to focus on producers for which we see a growing cost advantage and the ability to benefit from new technology.

Crude oil prices are likely to continue to fluctuate amid changes to the outlook for supply and demand. We invest with the view that prices will mostly range from

$60 to $90 per barrel, with a focus on companies that can create meaningful value at the low end of that range.

Our investment process remains steady, with an emphasis on finding attractively valued mid- and large-capitalization integrated oil companies and exploration and production companies. We will continue to focus on stocks of companies that have clean balance sheets, long-lived resources, and high-quality management teams.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Returns for the energy sector, while still showing signs of distress, significantly improved from the previous six-month period, when the MSCI All Country World Index Energy returned about –24%. Nonetheless, energy stocks lagged the aggregate global equity market. Broadly, U.S. and international developed-market equities advanced, while emerging markets declined.

Oil inventories remained elevated over last year’s levels, and Iran’s nuclear deal with the West increased the prospects for more supply. Consequently, oil prices fell significantly in the second quarter, and the energy sector is expected to continue cost-cutting. In addition,

9

Greece’s negotiations with international lenders on its third bailout package since 2010 may affect global markets. Regulators have tried to stabilize Chinese markets after significant volatility, although speculation about the degree of further government intervention added uncertainty.

As we have mentioned in the past, our approach to investing focuses on specific stock fundamentals. We use a disciplined selection process that compares all the stocks in our energy investment universe to identify those with characteristics that we believe will help them outperform over the long run.

To do this, we use a strict quantitative process that is systematic, not technical, in nature. We believe that attractive stocks in this sector exhibit four key criteria: 1) high quality—healthy balance sheets and consistent cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) strong market sentiment—market confirmation of our view; and 4) reasonable valuation—avoidance of overpriced stocks.

Using these criteria, we generate a composite expected return for all the stocks we follow each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those scores, and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

For the six months, results from our stock selection models were mixed. Our sentiment model contributed most to performance, followed by our quality model, which was slightly positive. The valuation component of our model was less effective.

Our most successful overweight allocations included Hong Kong’s Brightoil Petroleum (+49%), a Polish oil and natural gas company, Polskie Gornictwo Naftowe i Gazownictwo (+46%), and Denmark’s Vestas Wind Systems (+42%). An important part of our performance also came from our underweighting of companies that didn’t do well, including U.S.-listed Apache (–26%) and Noble Energy (–25%).

Results were dragged down by overweight positions in U.S.-listed Ensco (–40%), Italy’s Saipem (–3%), and Canada’s Encana (–37%). Our portfolio results were hurt by underweighting Brazil’s Petroleo Brasileiro (+13%) and U.S.-based Williams Companies (+23%).

10

Energy Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.37%	0.31%
30-Day SEC Yield	2.23%	2.29%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	149	159	3,842
Median Market Cap	$37.8B	$54.0B	$50.5B
Price/Earnings Ratio	19.9x	22.7x	21.9x
Price/Book Ratio	1.4x	1.3x	2.8x
Return on Equity	12.3%	14.2%	17.4%
Earnings Growth
Rate	0.6%	0.6%	11.5%
Dividend Yield	2.6%	3.8%	1.9%
Foreign Holdings	32.7%	46.8%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Short-Term
Reserves	2.2%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.98	0.29
Beta	1.01	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	9.4%
Royal Dutch Shell plc	Integrated Oil & Gas	5.1
Chevron Corp.	Integrated Oil & Gas	4.7
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.3
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	4.1
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.4
TOTAL SA	Integrated Oil & Gas	3.0
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	2.3
BP plc	Integrated Oil & Gas	2.3
Halliburton Co.	Oil & Gas Equipment
	& Services	2.2
Top Ten		40.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares.

11

Energy Fund

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	1.2%	1.0%
Industrials	0.9	0.0
Integrated Oil & Gas	39.3	51.7
Oil & Gas Drilling	1.5	1.0
Oil & Gas Equipment &
Services	9.0	9.5
Oil & Gas Exploration &
Production	34.5	18.7
Oil & Gas Refining &
Marketing	7.0	8.3
Oil & Gas Storage &
Transportation	3.9	9.8
Utilities	1.9	0.0
Other	0.8	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom	9.8%
France	3.1
Italy	2.3
Portugal	1.3
Other	0.3
Subtotal	16.8%
Pacific
Japan	1.2%
Australia	1.2
Other	0.1
Subtotal	2.5%
Emerging Markets
Russia	2.5%
India	1.7
China	1.5
Other	1.3
Subtotal	7.0%
North America
United States	66.5%
Canada	7.2
Subtotal	73.7%

12

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015

Energy Fund Investor Shares
Spliced Energy Index

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-26.82%	5.67%	5.60%
Admiral Shares	11/12/2001	-26.78	5.74	5.67

See Financial Highlights for dividend and capital gains information.

13

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.9%)[1]
United States (64.2%)
Electric Utilities (1.1%)
OGE Energy Corp.	3,423,467	101,882

Energy Equipment & Services (9.6%)
Schlumberger Ltd.	4,651,324	385,223
Halliburton Co.	5,006,018	209,201
Baker Hughes Inc.	2,343,483	136,274
Patterson-UTI Energy Inc.	3,944,363	65,023
Ensco plc Class A	2,297,824	38,098
* SEACOR Holdings Inc.	547,556	34,589
Helmerich & Payne Inc.	463,200	26,745
*	Cameron International Corp. 61,800	3,118
* FMC Technologies Inc.	77,400	2,536
Transocean Ltd.	160,083	2,123
Nabors Industries Ltd.	169,000	1,962
Noble Corp. plc	153,300	1,832
National Oilwell Varco Inc.	12,676	534
Oceaneering
International Inc.	4,000	160
		907,418
Multi-Utilities (0.5%)
Dominion Resources Inc.	674,700	48,376

Oil, Gas & Consumable Fuels (52.4%)
Coal & Consumable Fuels (0.7%)
CONSOL Energy Inc.	3,866,295	63,871

Integrated Oil & Gas (16.0%)
Exxon Mobil Corp.	11,228,060	889,375
Chevron Corp.	5,001,303	442,515
Occidental
Petroleum Corp.	2,640,748	185,381

Oil & Gas Exploration & Production (28.4%)
Pioneer Natural
Resources Co.	3,177,364	402,794
EOG Resources Inc.	4,118,287	317,891

			Market
			Value•
		Shares	($000)
	Anadarko Petroleum Corp. 2,920,399		217,132
*	Southwestern Energy Co.	8,867,357	164,933
	Energen Corp.	2,830,205	156,227
	EQT Corp.	1,869,866	143,699
*	Concho Resources Inc.	1,310,377	139,634
*,^	Antero Resources Corp.	4,885,097	134,389
	ConocoPhillips	2,259,857	113,761
*	Diamondback Energy Inc.	1,555,848	104,709
	Cabot Oil & Gas Corp.	3,720,797	97,336
	Noble Energy Inc.	2,450,979	86,348
	Hess Corp.	1,380,839	81,483
	Marathon Oil Corp.	3,489,418	73,313
	Range Resources Corp.	1,812,408	71,300
	QEP Resources Inc.	4,619,280	64,116
*	Newfield Exploration Co.	1,773,700	58,160
*,^	Laredo Petroleum Inc.	5,738,648	49,180
	Devon Energy Corp.	936,325	46,273
*	Rice Energy Inc.	2,190,139	39,532
	Cimarex Energy Co.	319,800	33,298
*	Cobalt International
	Energy Inc.	3,620,372	27,913
*	Whiting Petroleum Corp.	1,322,405	27,096
*	Continental Resources Inc.	666,962	22,283
	Murphy Oil Corp.	500,900	16,424
	Apache Corp.	18,000	825

	Oil & Gas Refining & Marketing (5.1%)
	Phillips 66	2,417,275	192,173
	Marathon Petroleum Corp. 2,899,466		158,514
	Valero Energy Corp.	1,927,457	126,441
	Tesoro Corp.	2,000	195

	Oil & Gas Storage & Transportation (2.2%)
	Spectra Energy Corp.	2,373,951	71,836
*	Cheniere Energy Inc.	1,031,100	71,115
	Kinder Morgan Inc.	1,830,602	63,412
	Williams Cos. Inc.	64,000	3,359
			4,958,236

14

Energy Fund

			Market
			Value•
		Shares	($000)
Other (0.4%)
^,2	Vanguard Energy ETF	363,000	35,509

Trading Companies & Distributors (0.2%)
*,^	NOW Inc.	1,460,600	25,414
Total United States			6,076,835
International (32.7%)
Australia (1.1%)
	Oil Search Ltd.	10,935,572	59,473
	Santos Ltd.	8,079,046	43,569
	Woodside Petroleum Ltd.	161,519	4,209
			107,251
Austria (0.0%)
	OMV AG	84,547	2,251

Brazil (0.9%)
*,^	Petroleo Brasileiro
	SA ADR	11,803,739	80,265
*	Petroleo Brasileiro SA	709,932	2,401
*	Petroleo Brasileiro SA
	Preference Shares	91,144	280
			82,946
Canada (7.0%)
	Suncor Energy Inc.
	(New York Shares)	4,887,919	137,644
	Canadian Natural
	Resources Ltd.
	(New York Shares)	4,056,933	98,908
	Cenovus Energy Inc.	5,981,230	87,206
	TransCanada Corp.
	(New York Shares)	1,637,899	63,731
	Cameco Corp.	3,418,370	46,934
	Enbridge Inc.
	(New York Shares)	1,002,900	43,686
*,^	Seven Generations
	Energy Ltd. Class A	3,885,129	43,668
*,^	Paramount Resources
	Ltd. Class A	2,854,500	42,997
	Encana Corp.
	(New York Shares)	4,902,034	37,206
^	Pembina Pipeline Corp.	1,010,000	29,400
	Keyera Corp.	438,500	14,411
^	Trilogy Energy Corp.	2,617,200	9,205
	Suncor Energy Inc.	125,734	3,542
^	Enbridge Inc.	69,350	3,023
	Encana Corp.	271,600	2,064
	Canadian Natural
	Resources Ltd.	82,878	2,023
	TransCanada Corp.	47,796	1,858
			667,506
Chile (0.0%)
	Empresas COPEC SA	99,893	1,000

		Market
		Value•
	Shares	($000)
China (1.4%)
PetroChina Co. Ltd. ADR	636,058	62,582
Beijing Enterprises
Holdings Ltd.	7,191,000	52,782
PetroChina Co. Ltd.	4,374,000	4,315
CNOOC Ltd.	3,387,717	4,165
China Petroleum &
Chemical Corp.	5,459,600	4,122
China Longyuan Power
Group Corp. Ltd.	2,075,000	2,365
* GCL-Poly Energy
Holdings Ltd.	10,232,000	2,069
Xinjiang Goldwind
Science &
Technology Co. Ltd.	941,000	1,810
Huaneng Renewables
Corp. Ltd.	3,114,000	1,331
		135,541
Colombia (0.2%)
Ecopetrol SA ADR	1,715,800	19,371

Denmark (0.0%)
Vestas Wind Systems A/S	62,136	3,394

France (3.1%)
^ TOTAL SA ADR	5,530,077	272,577
TOTAL SA	304,922	15,112
Technip SA	43,531	2,479
		290,168
Hong Kong (0.0%)
* Brightoil Petroleum
Holdings Ltd.	4,268,000	1,574

Hungary (0.0%)
MOL Hungarian Oil &
Gas plc	43,863	2,314

India (1.6%)
Reliance Industries Ltd.	7,730,981	120,789
Power Grid Corp. of
India Ltd.	11,614,118	25,720
Bharat Petroleum
Corp. Ltd.	148,728	2,149
Hindustan Petroleum
Corp. Ltd.	144,093	2,071
Indian Oil Corp. Ltd.	299,979	2,018
* Essar Oil Ltd.	651,598	1,961
		154,708
Italy (2.3%)
^ Eni SPA ADR	4,587,066	160,547
Tenaris SA ADR	1,822,700	45,841
Eni SPA	408,419	7,147
*,^ Saipem SPA	205,227	1,790
		215,325

15

Energy Fund

			Market
			Value•
		Shares	($000)
Japan (1.2%)
	Inpex Corp.	9,138,300	99,531
	JX Holdings Inc.	761,800	3,256
	Showa Shell Sekiyu KK	219,700	2,064
*	Cosmo Oil Co. Ltd.	1,254,000	2,030
	Idemitsu Kosan Co. Ltd.	106,700	1,957
	Japan Petroleum
	Exploration Co. Ltd.	25,100	787
			109,625
Norway (0.3%)
*,^	DNO ASA	18,136,636	16,874
	Statoil ASA	227,778	3,847
*	Subsea 7 SA	235,910	2,061
^	Seadrill Ltd.	225,844	2,028
			24,810
Poland (0.1%)
^	Polski Koncern Naftowy
	Orlen SA	134,080	2,707
^	Polskie Gornictwo
	Naftowe i Gazownictwo
	SA	1,301,301	2,169
*	Grupa Lotos SA	18,000	150
			5,026
Portugal (1.2%)
	Galp Energia SGPS SA	9,990,691	115,935

Russia (2.5%)
	Rosneft OAO GDR	27,588,216	106,485
	Lukoil PJSC ADR	1,857,962	76,918
	Gazprom PAO ADR	9,702,860	45,116
	Tatneft OAO ADR	91,242	2,685
	AK Transneft OAO
	Preference Shares	486	1,091
	Gazprom PAO	224,604	519
	Lukoil OAO	6,500	267
	Bashneft PAO	8,450	260
	Rosneft OAO	11,680	45
			233,386
South Korea (0.1%)
	SK Innovation Co. Ltd.	27,760	2,350
	S-Oil Corp.	36,874	1,969
	SK Holdings Co. Ltd.	3,157	560
			4,879
Spain (0.0%)
*	Repsol SA	235,517	3,962

Thailand (0.1%)
	PTT PCL (Foreign)	262,000	2,421
*	PTT Global Chemical PCL	1,157,900	2,027
	PTT Exploration &
	Production PCL (Foreign)	705,700	1,863

			Market
			Value•
		Shares	($000)
*	Thai Oil PCL	904,500	1,234
	Thai Oil PCL (Foreign)	373,400	510
*	PTT PCL	38,000	351
*	PTT Exploration and
	Production PCL (Local)	57,300	151
			8,557
Turkey (0.0%)
*	Tupras Turkiye Petrol
	Rafinerileri AS	86,730	2,252

United Kingdom (9.6%)
	Royal Dutch Shell
	plc ADR	7,958,294	457,443
	BP plc ADR	5,417,234	200,275
	BG Group plc	10,650,741	181,665
*	Ophir Energy plc	13,649,538	24,779
	BP plc	2,655,429	16,395
	Royal Dutch Shell plc
	Class B	347,884	10,105
	Royal Dutch Shell plc
	Class A	331,089	9,512
	Royal Dutch Shell plc
	Class A
	(Amsterdam Shares)	213,496	6,140
			906,314
Total International			3,098,095
Total Common Stocks
(Cost $7,690,578)			9,174,930
Temporary Cash Investments (5.7%)[1]
Money Market Fund (3.4%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.152%	325,414,462	325,414

		Face
		Amount
		($000)
Repurchase Agreements (0.4%)
	RBS Securities, Inc.
	0.140%, 8/3/15 (Dated
	7/31/15, Repurchase
	Value $31,800,000,
	collateralized by
	U.S. Treasury
	Note/Bond 2.000%,
	10/31/21–2/15/22, with
	a value of $32,439,000)	31,800	31,800

16

Energy Fund

		Face	Market
		Amount	Value•
		($000)	($000)
	Societe Generale
	0.170%, 8/3/15 (Dated
	7/31/15, Repurchase
	Value $3,600,000,
	collateralized by
	Federal Home Loan
	Mortgage Corp.
	2.092%–3.010%,
	6/1/43–7/1/43, Federal
	National Mortgage Assn.
	3.500%, 5/1/42, and U.S.
	Treasury Note/Bond
	0.625%–2.125%,
	7/31/17–8/31/20, with a
	value of $3,672,000)	3,600	3,600
			35,400
U.S. Government and Agency Obligations (1.9%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.135%, 8/5/15	3,000	3,000
5	Federal Home Loan
	Bank Discount Notes,
	0.092%, 8/26/15	175,000	174,991
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.095%, 10/21/15	300	300
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 10/23/15	1,800	1,800
			180,091
Total Temporary Cash Investments
(Cost $540,903)			540,905
Total Investments (102.6%)
(Cost $8,231,481)			9,715,835

Market
Value•
($000)
Other Assets and Liabilities (-2.6%)
Other Assets	64,589
Liabilities[4]	(312,961)
(248,372)
Net Assets (100%)	9,467,463

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,995,412
Undistributed Net Investment Income	90,182
Accumulated Net Realized Losses	(103,069)
Unrealized Appreciation (Depreciation)
Investment Securities	1,484,354
Futures Contracts	669
Foreign Currencies	(85)
Net Assets	9,467,463

Investor Shares—Net Assets
Applicable to 64,225,293 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,096,056
Net Asset Value Per Share—
Investor Shares	$48.21

Admiral Shares—Net Assets
Applicable to 70,418,190 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,371,407
Net Asset Value Per Share—
Admiral Shares	$90.48

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $225,310,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 4.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $249,947,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $4,100,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	125,537
Interest[2]	269
Securities Lending	5,001
Total Income	130,807
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,585
Performance Adjustment	1,859
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,858
Management and Administrative—Admiral Shares	3,853
Marketing and Distribution—Investor Shares	318
Marketing and Distribution—Admiral Shares	444
Custodian Fees	207
Shareholders’ Reports—Investor Shares	48
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	9
Total Expenses	17,199
Expenses Paid Indirectly	(97)
Net Expenses	17,102
Net Investment Income	113,705
Realized Net Gain (Loss)
Investment Securities Sold[2]	(62,661)
Futures Contracts	14,176
Foreign Currencies	(539)
Realized Net Gain (Loss)	(49,024)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(740,228)
Futures Contracts	2,905
Foreign Currencies	42
Change in Unrealized Appreciation (Depreciation)	(737,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	(672,600)

1 Dividends are net of foreign withholding taxes of $8,537,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $138,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,705	232,140
Realized Net Gain (Loss)	(49,024)	457,208
Change in Unrealized Appreciation (Depreciation)	(737,281)	(2,164,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	(672,600)	(1,474,877)
Distributions
Net Investment Income
Investor Shares	—	(70,637)
Admiral Shares	—	(149,548)
Realized Capital Gain[1]
Investor Shares	—	(174,243)
Admiral Shares	—	(352,074)
Total Distributions		(746,502)
Capital Share Transactions
Investor Shares	(19,926)	(123,324)
Admiral Shares	257,204	569,662
Net Increase (Decrease) from Capital Share Transactions	237,278	446,338
Total Increase (Decrease)	(435,322)	(1,775,041)
Net Assets
Beginning of Period	9,902,785	11,677,826
End of Period[2]	9,467,463	9,902,785

1 Includes fiscal 2015 short-term gain distributions totaling $64,227,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $90,182,000 and ($22,973,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$51.53	$63.85	$62.66	$62.60	$69.20	$57.17
Investment Operations
Net Investment Income	.570	1.276	1.291	1.336	1.072	1.053
Net Realized and Unrealized Gain (Loss)
on Investments	(3.890)	(9.436)	2.413	1.098	(3.949)	14.103
Total from Investment Operations	(3.320)	(8.160)	3.704	2.434	(2.877)	15.156
Distributions
Dividends from Net Investment Income	—	(1.206)	(1.277)	(1.340)	(1.102)	(.977)
Distributions from Realized Capital Gains	—	(2.954)	(1.237)	(1.034)	(2.621)	(2.149)
Total Distributions	—	(4.160)	(2.514)	(2.374)	(3.723)	(3.126)
Net Asset Value, End of Period	$48.21	$51.53	$63.85	$62.66	$62.60	$69.20

Total Return[1]	-6.44%	-13.16%	5.88%	4.07%	-3.82%	27.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,096	$3,334	$4,138	$5,340	$5,945	$6,731
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.37%	0.38%	0.31%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.84%	1.97%	2.15%	1.67%	1.74%
Portfolio Turnover Rate	22%	31%	17%	18%	24%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.04%, (0.02%), 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.69	$119.83	$117.63	$117.52	$129.93	$107.34
Investment Operations
Net Investment Income	1.102	2.479	2.530	2.586	2.101	2.045
Net Realized and Unrealized Gain (Loss)
on Investments	(7.312)	(17.726)	4.491	2.060	(7.432)	26.479
Total from Investment Operations	(6.210)	(15.247)	7.021	4.646	(5.331)	28.524
Distributions
Dividends from Net Investment Income	—	(2.351)	(2.500)	(2.595)	(2.159)	(1.899)
Distributions from Realized Capital Gains	—	(5.542)	(2.321)	(1.941)	(4.920)	(4.035)
Total Distributions	—	(7.893)	(4.821)	(4.536)	(7.079)	(5.934)
Net Asset Value, End of Period	$90.48	$96.69	$119.83	$117.63	$117.52	$129.93

Total Return[1]	-6.42%	-13.11%	5.94%	4.14%	-3.76%	27.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,371	$6,569	$7,540	$6,778	$6,756	$6,871
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.31%	0.32%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.17%	1.90%	2.03%	2.20%	1.73%	1.80%
Portfolio Turnover Rate	22%	31%	17%	18%	24%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.04%, (0.02%), 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered

22

Energy Fund

into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

23

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI ACWI Energy Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $210,000 for the six months ended July 31, 2015.

For the six months ended July 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $1,859,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $919,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2015, these arrangements reduced the fund’s expenses by $97,000 (an annual rate of 0.00% of average net assets).

24

Energy Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,076,835	—	—
Common Stocks—International	1,969,088	1,128,447	560
Temporary Cash Investments	325,414	215,491	—
Futures Contracts—Liabilities[1]	(207)	—	—
Total	8,371,130	1,343,938	560
1 Represents variation margin on the last day of the reporting period.

F. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	152	79,739	666
E-mini S&P 500 Index	September 2015	23	2,413	3
				669

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $539,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

25

Energy Fund

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly $11,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $25,339,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $8,231,595,000. Net unrealized appreciation of investment securities for tax purposes was $1,484,240,000, consisting of unrealized gains of $2,533,593,000 on securities that had risen in value since their purchase and $1,049,353,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2015, the fund purchased $1,747,502,000 of investment securities and sold $1,096,435,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	534,904	9,886	965,086	15,490
Issued in Lieu of Cash Distributions	—	—	232,323	4,226
Redeemed	(554,830)	(10,350)	(1,320,733)	(19,842)
Net Increase (Decrease)—Investor Shares	(19,926)	(464)	(123,324)	(126)
Admiral Shares
Issued	899,171	8,882	1,676,293	13,605
Issued in Lieu of Cash Distributions	—	—	454,847	4,415
Redeemed	(641,967)	(6,403)	(1,561,478)	(13,001)
Net Increase (Decrease)—Admiral Shares	257,204	2,479	569,662	5,019

J. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$935.57	$1.78
Admiral Shares	1,000.00	935.77	1.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

28

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Fundamental research focuses on the quality of a company’s assets, its internal reinvestment opportunities, and management quality. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

29

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
André F. Perold	Director and Senior Vice President of Vanguard
Born 1952. Trustee Since December 2004. Principal	Marketing Corporation.
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092015

Semiannual Report | July 31, 2015

Vanguard Precious Metals and Mining Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard Precious Metals and Mining Fund	-23.36%
S&P Global Custom Metals and Mining Index	-23.83
Precious Metals Equity Funds Average	-32.02
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$9.59	$7.23	$0.148	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended July 31, 2015, Vanguard Precious Metals and Mining Fund returned –23.36%. Results were weighed down by weakened demand for commodities in general and tumbling metal prices in particular.

On the whole, the period was extremely challenging for investors in this segment of the market. The fund’s benchmark, the Standard & Poor’s Global Custom Metals and Mining Index, returned –23.83%, and peer funds notched an average return of –32.02%.

Your fund’s negative performance is undoubtedly disappointing. However, it is consistent with the dramatic peaks and valleys that can be expected from investments in this sector, which tends to be much more volatile than the broad market.

Because of its risk characteristics, the fund should be considered a complement to an already diversified portfolio with a long time horizon.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

2

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe surpassed those of the Pacific region and emerging markets.

Returns of taxable bonds slid as a rate hike grew likelier
Bond prices declined in four of the six months, and the U.S. taxable bond market returned –1.47%. The yield of the 10year Treasury note ended July at 2.26%, up from 1.75% six months earlier. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise shortterm interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for shortterm rates remained at 0%–0.25%.

Falling prices wreaked havoc on metals and mining stocks
Vanguard Precious Metals and Mining Fund is a global sector fund that offers exposure to a small slice of the market. It invests primarily in companies involved in the mining of or exploration for precious and rare metals and minerals.

As I mentioned, this sector—representing less than 5% of the global stock market—tends to be much more volatile than the broad market. Variables inherent to the industry include dramatic price spikes and declines, limited resources, government regulation, and geopolitical tumult—all of which have affected the sector in recent years.

During the last six months, sharply declining metal prices were largely to blame for the sector’s significant losses. A strong U.S. dollar, waning inflation fears, rising longterm interest rates, and decreased demand from China proved a perilous combination that sent prices of many commodities tumbling.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.29%	1.43%

The fund expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratio was 0.32%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Precious Metals Equity Funds.

4

Your fund’s approach allows it to invest in a wide range of commodities, a broader mandate than those of most peers. Compared with the peer group, for example, the fund has historically held relatively underweight allocations to gold and silver mining stocks.

This distinctive strategy helped limit the damage from a tumultuous six months, as precious metal prices were among the hardest hit. Silver returned –14%, platinum –21%, and gold –15%. Long considered a safe haven for investors during economic downturns, gold has a much larger market share than its precious metal counterparts. A decline in its price can send shockwaves through the sector, as it did over the period. (For more about the volatile price of gold, please see the Investment Insight box below.)

Base metals were also hit hard. Nickel (–27%) and aluminum (–13%) suffered double-digit declines; copper (–6%) and zinc (–10%) held up slightly better.

The fund’s holdings in specialty chemical companies provided a boost relative to peer funds. Although far from impressive, results for these stocks were slightly better than those of typical precious metals and mining stocks. The fund also benefited from its larger-than-usual cash holdings,

Has gold lost its shine?

Gold has traditionally been considered a safe haven during periods of inflationary pressure.
Accordingly, the metal’s price skyrocketed during the Federal Reserve’s quantitative easing program, which pumped new money into the economy, lowered interest rates, and stoked fears of future inflation.

Since hitting a peak of roughly $1,900 per ounce in September 2011, however, gold has dropped dramatically, with prices tumbling below $1,100 in July 2015. The high inflation that some investors anticipated hasn’t emerged, at least among leading developed economies.

Gold mining stocks such as those held by your fund have generally declined even more sharply than gold prices. Mining companies‘ returns tend to reflect—sometimes in amplified fashion—
the returns of the underlying commodity. This was good news for miners when gold prices were high but bad news when they tumbled.

Another challenge arose after the run-up in gold led some miners to launch expansion projects that depended on high gold prices to be profitable. The subsequent retreat caused many of these new ventures to post losses, forcing companies to shut them down.

Despite this tough environment, there is some reason for optimism. For instance, the adversity has forced miners to improve efficiency. Your fund’s advisor, M&G Investment Management
Limited, believes that the industry could be poised for a recovery over the long term.

5

which lifted its returns relative to the benchmark. The elevated cash position reflected sales from several large positions in January.

For a more detailed discussion of the management of the fund, please see the Advisor’s Report that follows this letter.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control.

Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time. Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period.

In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds that charge the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, are giving themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2015

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –23.36% for the six months ended July 31, 2015. It outpaced its customized benchmark index, which fell –23.83%, as well as the –32.02% average return of its peers.

The markets
The relatively benign start to the period was in stark contrast to the rout in commodities that occurred at the end. The collapse in the Chinese stock market in June prompted intervention from the People’s Bank of China, but this failed to bolster sentiment. As old concerns about weak growth in China—the world’s largest purchaser of commodities—resurfaced, demand for metals and other commodities fell, and mining shares followed suit.

On a relative basis, silver and gold held up best. Iron ore and metallurgical coal were among the weakest commodities as Chinese steel, shipping, and constructionrelated companies, some of the world’s biggest borrowers, missed their debt payments.

In the last 15 years, the commodities cycle has come nearly full circle. The recent past has been incredibly disappointing for investors as excess capital deployment by miners, whose success was contingent on high prices, has unwound. Companies with tier 1, lowcost mines have fared better as the industry has been forced to rationalize. In this environment, investing in miners exposed to supplyconstrained commodities and in industries with advanced consolidation processes has been key to our relative performance.

The fund’s performance
The fund’s rotation into precious metals companies, particularly gold, boosted results. Also helpful was selectively increased exposure to silver, zinc, lead, and copper miners in areas of tight supply, as bulk and soft commodity prices fell by a greater margin.

Canadianlisted copper and zinc miner Nevsun Resources, the fund’s largest holding, contributed the most during the six months. The company is guided by an experienced board and disciplined management team focused on generating strong returns on invested capital and avoiding growth by acquisition. This approach has consistently created value for shareholders, enabling the company to weather current market conditions with a strong balance sheet and lowcost, cashgenerating assets.

The fund’s relatively new position in copper and zinc miner Boliden also added value.

U.K.listed gold miner Acacia Mining, Belgiumbased metal recycler Umicore, and silver miner Hochschild Mining, with assets in Chile and Peru, further lifted results. After a challenging period, Hochschild is at an inflection point in its life cycle. Its annual capital expenditure is set to fall, and its free cash flow should rise as its silver mine Inmaculada is brought onstream with very low production costs.

7

Holdings B2Gold and Tahoe Resources detracted over the half year. B2Gold suffered from the general market malaise despite a spectacular recent quarter. The company’s current projects remain on track, its balance sheet is solid, and the processing rate at its new Otjikoto mine is well above design capacity.

Its shares fell on market fears that the company might not be able to fund Otjikoto as gold prices decline, but we believe it has a good future growth path.

Tahoe operates the lowestcost silver mine in the world, but its shares suffered from downward pressure on the metal’s price. Additionally, Goldcorp sold its interest in the company, and subsequent investors cashed out of their positions fairly rapidly when the silver price dropped. Tahoe has a growing yet concentrated portfolio of highquality assets and should benefit in the future from investor focus on free cash flow and low execution risk. These attributes remain elusive to much of its peer group.

Purchases and sales
Portfolio activity was elevated at the start of the period but fell toward the end, in line with how we will manage the fund going forward. Over the last 18 months, the fund’s exposure has focused increasingly on precious metals. The new holdings—mostly gold equities—represent nearly 75% of the portfolio.

Rather ironically, strong commodity prices were the mining industry’s undoing. After the global financial crisis, continued high prices led miners of gold and other metals to undertake and acquire new, highcost projects. The subsequent fall in gold prices rendered many of these uneconomic. Production suffered as mines closed and assets were written down, and gold equity performance declined.

Gold was the first of the commodities to lose significant value, falling over a protracted period of nearly four years. The bear market forced related miners to rightsize their organizations and cull poor performers. This process began in 2012 and is being emulated by all commodity producers today.

It is our view that the pain experienced by the gold miners is coming to an end. As the industry rationalizes, it will grind out a new floor from which to rebuild. Gold miners appear to be two to four years ahead of their base and soft commodity peers in this process, which supports our rationale for raising the fund’s exposure to gold equities. In the last six months, we initiated large positions in companies including Lake Shore Gold and Roxgold.

After three years of capital deployment and investment to ramp up production, Lake Shore Gold is now at a turning point. Capital expenditure is set to fall and production to rise. Secondquarter results highlighted ongoing strong performance; the company has met or exceeded its earnings guidance for the last three years. At the end of July, Lake Shore Gold announced it had entered into a binding agreement to acquire Temex Resources.

8

Roxgold has a highgrade underground mine with strong nearterm development potential that is set to deliver gold in the first quarter of 2016.

Complete sales included Kinross Gold and Bougainville Copper Limited.

Elsewhere, we added to our positions in B2Gold, Yamana Gold, and Tahoe Resources on shareprice weakness. And we trimmed our stake in Umicore, a consistently positive performer, to a level commensurate with its cash flow, dividend, and liquidity profile on a riskreturn basis.

Looking ahead
In this challenging commodity market, indepth knowledge of company boards, management and technical teams, asset quality, and company fundamentals is vital. Our analytical process is built around a framework of quality, growth, and valuation. We believe it is crucial in helping us select those companies best placed to weather the volatility in prices as the industry works its way to the bottom of the cycle.

We don’t know the timeline, but we are confident that our shift toward gold miners, with their newfound capital discipline and consolidated industry, bodes well for the fund. From an absolute performance perspective, the last six months have been very disappointing. But we believe the portfolio—a product of our thorough, bottomup investment process—is wellplaced to deliver strong returns in the future.

Portfolio Managers:

Randeep Somel, CFA

Jamie J. Horvat

M&G Investment Management Limited

August 4, 2015

9

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2015

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	63	250	3,842
Median Market Cap	$2.5B	$7.6B	$50.5B
Price/Earnings Ratio	55.5x	39.8x	21.9x
Price/Book Ratio	1.0x	1.1x	2.8x
Return on Equity	7.2%	9.2%	17.4%
Earnings Growth
Rate	10.5%	-2.3%	11.5%
Dividend Yield	2.1%	2.9%	1.9%
Foreign Holdings	93.0%	89.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.29%	—	—
Short-Term
Reserves	8.8%	—	—

Subindustry Diversification (% of equity exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	4.5%
Diversified Metals & Mining	23.9	47.9
Fertilizers & Agricultural
Chemicals	2.3	0.0
Gold	49.8	36.4
Precious Metals & Minerals	14.7	7.4
Silver	5.5	3.8
Specialty Chemicals	3.8	0.0

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.88	0.03
Beta	0.92	0.47

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nevsun Resources Ltd.	Diversified Metals &
	Mining	7.1%
Dominion Diamond	Precious Metals &
Corp.	Minerals	5.9
BHP Billiton	Diversified Metals &
	Mining	5.6
Agnico Eagle Mines Ltd. Gold		5.4
Randgold Resources Ltd. Gold		5.3
Goldcorp Inc.	Gold	4.9
Acacia Mining plc	Gold	4.4
Anglo American plc	Diversified Metals &
	Mining	3.3
Franco-Nevada Corp.	Gold	2.9
Boliden AB	Diversified Metals &
	Mining	2.8
Top Ten		47.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratio was 0.32%.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015

Precious Metals and Mining Fund
Spliced S&P Global Custom Metals and Mining Index

For a benchmark description, see the Glossary.

Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-24.83%	-10.99%	-0.04%

See Financial Highlights for dividend and capital gains information.

11

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (91.5%)
Diversified Metals & Mining (21.8%)
1	Nevsun Resources Ltd.	37,839,800	121,518
	BHP Billiton plc	5,210,000	96,100
	Anglo American plc
	London Shares	4,470,000	56,493
	Boliden AB	2,580,000	47,715
*	Lundin Mining Corp.	12,932,010	46,671
*,^	Trevali Mining Corp.	4,050,000	2,539
*	Balmoral Resources Ltd.	4,900,000	2,323
*	True Gold Mining Inc.	14,319,500	2,080
			375,439
Fertilizers & Agricultural Chemicals (2.2%)
	Potash Corp. of
	Saskatchewan Inc.	1,356,629	36,907

Gold (45.5%)
	Randgold Resources Ltd.
	ADR	1,501,125	90,623
	Goldcorp Inc.
	(New York Shares)	6,157,611	81,773
	Acacia Mining plc	20,100,627	75,384
	Agnico Eagle Mines Ltd.
	(New York Shares)	3,361,149	74,382
	Franco-Nevada Corp.	1,241,602	50,335
	Royal Gold Inc.	851,170	42,916
*,^	B2Gold Corp.	37,190,786	39,794
	Newmont Mining Corp.	2,269,816	38,973
	Eldorado Gold Corp.
	(New York Shares)	10,364,400	35,654
*	SEMAFO Inc.	12,188,477	26,561
*	Primero Mining Corp.	7,230,000	18,740
	Agnico Eagle Mines Ltd.	814,545	18,024
*,^,1Premier Gold Mines Ltd.		10,004,859	15,453
	Yamana Gold Inc.
	(New York Shares)	7,832,232	15,351
	Yamana Gold Inc.	7,291,086	14,439
*,^	Lake Shore Gold Corp.	15,817,182	13,443
	Osisko Gold Royalties
	Ltd.	1,171,245	12,941

			Market
			Value
		Shares	($000)
*	Alamos Gold Inc.
	(New York Shares)	3,736,962	12,145
*,1	Roxgold Inc.	25,375,000	12,029
*	Alamos Gold Inc.	3,627,542	11,788
*,^	Alacer Gold Corp.	5,752,073	11,787
*	Pretium Resources Inc.	1,965,862	9,790
*,^	Torex Gold Resources
	Inc.	10,753,987	9,209
*,^	Rubicon Minerals Corp.	10,660,475	9,129
*	New Gold Inc.	4,000,000	8,839
*,^	Asanko Gold Inc.	5,448,687	8,374
*,^	Guyana Goldfields Inc.	2,688,401	7,462
*,^	Kirkland Lake Gold Inc.	1,860,000	6,798
*,^	Continental Gold Inc.	1,700,000	3,744
	Goldcorp Inc.	183,500	2,448
	Eldorado Gold Corp.	710,600	2,445
*	B2Gold Corp.
	(Toronto Shares)	1,860,800	2,020
*	Saracen Mineral Holdings
	Ltd.	1,645,692	464
	Gold Resource Corp.	43,647	96
*	Mundoro Capital Inc.	457,500	35
*,1	Apex Minerals NL	55,654,166	—
			783,388
Other (0.0%)
*	Roxgold Warrants Expire
	04/02/2016	12,687,500	—
*	Rescue Radio Corp.	15,955	—
			—
Precious Metals & Minerals (13.5%)
1	Dominion Diamond Corp.	8,093,473	100,747
	Tahoe Resources Inc.
	(New York Shares)	4,678,633	38,037
	Fresnillo plc	2,637,666	26,644
*	Stillwater Mining Co.	2,762,731	26,301
*	Mountain Province
	Diamonds Inc.	3,997,539	13,419
*	Petra Diamonds Ltd.	3,540,000	8,307
^	Lucara Diamond Corp.	5,034,482	7,699

12

Precious Metals and Mining Fund

			Market
			Value
		Shares	($000)
*,1	Kaminak Gold Corp.
	Class A	14,300,000	7,107
	Tahoe Resources Inc.	369,083	3,003
			231,264
	Silver (5.0%)
*,1	Hochschild Mining plc	36,992,555	44,910
*	Fortuna Silver Mines Inc.	5,977,806	16,637
*,^	First Majestic Silver Corp.	4,513,000	13,855
	*,^ MAG Silver Corp.	1,424,523	10,141
*	Endeavour Silver Corp.	520,000	720
			86,263
	Specialty Chemicals (3.5%)
	Umicore SA	773,783	33,886
	Johnson Matthey plc	587,079	26,713
			60,599
	Total Common Stocks
	(Cost $2,440,928)		1,573,860
	Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	1,974
	Total Precious Metals
	(Cost $1,213)		1,974
Temporary Cash Investment (9.0%)
	Money Market Fund (9.0%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.152%
	(Cost $155,266)	155,266,242	155,266
	Total Investments (100.6%)
	(Cost $2,597,407)		1,731,100
Other Assets and Liabilities (-0.6%)
	Other Assets		19,569
	Liabilities [2]		(29,081)
			(9,512)
	Net Assets (100%)
Applicable to 238,188,136 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,721,588
	Net Asset Value Per Share		$7.23

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers [4]	1,274,070
Affiliated Vanguard Funds	155,266
Other Affiliated Issuers	301,764
Total Investments in Securities	1,731,100
Receivables for
Investment Securities Sold	14,821
Receivables for Capital Shares Issued	2,597
Receivables for Accrued Income	472
Other Assets	1,679
Total Assets	1,750,669
Liabilities
Payables for Investment Securities
Purchased	1,034
Payables for Capital Shares Redeemed	2,041
Securities Lending Collateral Payable
to Brokers	18,304
Other Liabilities	7,702
Total Liabilities	29,081
Net Assets	1,721,588

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,250,070
Overdistributed Net Investment Income	(143,612)
Accumulated Net Realized Losses	(1,518,512)
Unrealized Appreciation (Depreciation)
Investment Securities [4]	(866,307)
Foreign Currencies	(51)
Net Assets	1,721,588

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,008,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Includes $18,304,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes precious metals.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends[1]	29,010
Interest	106
Securities Lending	373
Total Income	29,489
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,481
Performance Adjustment	(539)
The Vanguard Group—Note C
Management and Administrative	2,003
Marketing and Distribution	223
Custodian Fees	33
Shareholders’ Reports	35
Trustees’ Fees and Expenses	3
Total Expenses	3,239
Net Investment Income	26,250
Realized Net Gain (Loss)
Investment Securities Sold	(45,428)
Foreign Currencies	(104)
Realized Net Gain (Loss)	(45,532)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(485,826)
Foreign Currencies	(1,008)
Change in Unrealized Appreciation (Depreciation)	(486,834)
Net Increase (Decrease) in Net Assets Resulting from Operations	(506,116)

1 Dividends are net of foreign withholding taxes of $2,054,000.
2 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,250	31,582
Realized Net Gain (Loss)	(45,532)	(688,622)
Change in Unrealized Appreciation (Depreciation)	(486,834)	482,587
Net Increase (Decrease) in Net Assets Resulting from Operations	(506,116)	(174,453)
Distributions
Net Investment Income	(32,309)	—
Realized Capital Gain	—	—
Total Distributions	(32,309)	—
Capital Share Transactions
Issued	357,763	661,167
Issued in Lieu of Cash Distributions	29,970	—
Redeemed	(214,268)	(702,662)
Net Increase (Decrease) from Capital Share Transactions	173,465	(41,495)
Total Increase (Decrease)	(364,960)	(215,948)
Net Assets
Beginning of Period	2,086,548	2,302,496
End of Period[1]	1,721,588	2,086,548

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($143,612,000) and ($137,508,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.59	$10.38	$15.46	$22.14	$24.15	$18.74
Investment Operations
Net Investment Income	.118[1,2]	.130	.243[1]	.292	.334 [3]	.181
Net Realized and Unrealized Gain (Loss)
on Investments [4]	(2.330)	(. 920)	(5.315)	(5.962)	(.760)	6.521
Total from Investment Operations	(2.212)	(.790)	(5.072)	(5.670)	(.426)	6.702
Distributions
Dividends from Net Investment Income	(.148)	—	(.007)	(.710)	(.123)	(1.101)
Distributions from Realized Capital Gains	—	—	—	(.300)	(1.461)	(.191)
Return of Capital	—	—	(.001)	—	—	—
Total Distributions	(.148)	—	(.008)	(1.010)	(1.584)	(1.292)
Net Asset Value, End of Period	$7.23	$9.59	$10.38	$15.46	$22.14	$24.15

Total Return [5]	-23.36%	-7.61%	-32.82%	-26.13%	-0.97%	35.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,722	$2,087	$2,302	$3,112	$4,415	$5,030
Ratio of Total Expenses to
Average Net Assets[6]	0.32%	0.29%	0.25%	0.26%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.04%[2]	1.33%	2.10%	1.62%	1.54%[3]	0.61%
Portfolio Turnover Rate	9%	62%	34%	30%	22%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.42%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
3 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.01, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.08%), (0.09%), (0.07%), (0.03%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however,

17

Precious Metals and Mining Fund

such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Global Custom Metals and Mining Index. For the six months ended July 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $539,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $171,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

18

Precious Metals and Mining Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,157,244	416,616	—
Precious Metal	—	1,974	—
Temporary Cash Investments	155,266	—	—
Total	1,312,510	418,590	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $104,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended July 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $27,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $163,003,000 at July 31, 2015.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $1,473,057,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $2,760,410,000. Net unrealized depreciation of investment securities for tax purposes was $1,029,310,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $242,114,000 of investment securities and sold $84,570,000 of investment securities, other than temporary cash investments.

19

Precious Metals and Mining Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2015	January 31, 2015
	Shares	Shares
	(000)	(000)
Issued	41,442	62,814
Issued in Lieu of Cash Distributions	3,349	—
Redeemed	(24,084)	(67,254)
Net Increase (Decrease) in Shares Outstanding	20,707	(4,440)

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Apex Minerals NL	—	—	—	—	—	—
Dominion Diamond Corp.	134,456	—	—	2,762	—	100,747
Hochschild Mining plc	50,458	—	—	—	—	44,910
Kaminak Gold Corp. Class A	NA1	7,657	—	—	—	7,107
Nevsun Resources Ltd.	130,729	—	—	2,573	—	121,518
Premier Gold Mines Ltd.	NA1	14,662	—	—	—	15,453
Roxgold Inc.	NA1	—	—	—	—	12,029
Vanguard Market Liquidity Fund	226,429	NA [2]	NA [2]	106	—	155,266
Total	542,072			5,441	—	457,030

1 Not applicable—at January 31, 2015, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return	$1,000.00	$766.35	$1.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory arrangement with M&G Investment Management Limited (M&G). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that M&G, founded in 1931, offers a broad range of investment products. M&G seeks to identify mining companies with high-quality reserves that can be mined profitably at low all-in sustaining costs, quality management teams with a track record of success in the industry, and expansion projects that will increase reserves and create value over the long term. Valuation factors are considered alongside technical factors such as the quality and efficiency of mine operations. M&G has advised the fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

24

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Custom Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index thereafter.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed

Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092015

Semiannual Report | July 31, 2015

Vanguard Health Care Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard Health Care Fund
Investor Shares	14.34%
Admiral™ Shares	14.38
MSCI All Country World Health Care Index	11.69
Global Health/Biotechnology Funds Average	15.54

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$216.14	$240.30	$0.818	$5.601
Admiral Shares	91.17	101.39	0.350	2.363

1

Chairman’s Letter

Dear Shareholder,

Health care stocks were an oasis for investors and among the leaders of the broad global and U.S. stock markets over the six months ended July 31, 2015. Vanguard Health Care Fund, with a return of about 14%, benefited from the favorable industry conditions. It recorded sharp advances in a range of holdings from biotechnology firms to health insurers.

The fund outpaced its benchmark, the MSCI All Country World Health Care Index, by more than 2 percentage points. However, it lagged the average result of its peers by more than 1 percentage point because of its somewhat less aggressive risk profile and broader diversification within the sector.

The broader global market, as measured by the FTSE Global All Cap Index, posted a result of close to 6%. Within the United States, health care and consumer discretionary stocks were at the front of the pack.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on

2

the profits of U.S.based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe surpassed those of the Pacific region and emerging markets.

Returns of taxable bonds slid as a rate hike grew likelier
Bond prices declined in four of the six months, and the U.S. taxable bond market returned –1.47%. The yield of the 10year Treasury note ended July at 2.26%, up from 1.75% six months earlier. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise shortterm interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for shortterm rates remained at 0%–0.25%.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

Industry trends and advisor holdings fueled the fund’s performance
These are especially dynamic times for health care. The traditional growth sector’s peaks and valleys are often influenced by demographic trends, political actions, scientific developments, governmental agency decisions, and consumer demand.

Health care stocks have generally been on a notable upswing over the past few years. The aging population requires more health care of all types, and health care is increasingly accessible globally. At home, more people are likely to be covered by insurance as a result of the Affordable Care Act. Mergers and acquisitions have also given the sector a lift.

Above and beyond the sector’s overall strength, Vanguard Health Care Fund’s advisor, Wellington Management Company llp, has been instrumental in driving the fund’s performance. Over the sixmonth period, the fund’s holdings mustered doubledigit returns and outpaced those of the benchmark in all six of the industry’s primary subsectors. Wellington takes a valueoriented approach to this growth industry, striving to find and invest in the stocks of highquality companies that may be under the radar or out of favor. It manages the portfolio conservatively and patiently and holds the stocks it believes in for long periods.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.34%	0.29%	1.34%

The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Health/Biotechnology Funds.

4

Pharmaceutical and biotechnology companies have largely flourished and been a backbone of the industry’s and fund’s success. The companies’ resources and research often have led to replenished pipelines and a host of innovative drugs that have received approval from the Food and Drug Administration.

The fund’s pharmaceutical stocks, which made up about 45% of portfolio assets on average, performed slightly better than those in the benchmark and added almost 6 percentage points to returns. Its biotechnology stocks returned about 21%, double their result in the benchmark.

The fund underperformed the average of its peers primarily because of its lower exposure to biotechnology stocks. When the health care industry’s more speculative stocks, such as biotechnology issues, stand out as they did during the period, your fund is likely to lag its peers. To a lesser degree, the fund’s heavier exposure to largecapitalization pharmaceutical stocks and foreign issues also resulted in shortfalls against its peers.

Stock holdings in the health care providers and services category were important to the fund’s performance. Consolidation in the managed care industry boosted a few key firms. The portfolio’s hospital management companies also did well overall. Most of the strength came from a select few holdings that increased their earnings as the Affordable Care Act led to more paying patients.

New products and recent acquisitions have lifted companies that specialize in health care equipment and supplies. The fund had less exposure to the life sciences tools and services and health care technology subsectors, but its holdings recorded strong returns.

The Advisor’s Report that follows this letter provides additional details about the management and performance of your fund during the half year.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in

Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

5

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two welldiversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lowercost portfolio has a balance of more than $530,000, while the highercost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2015

6

Advisor’s Report

For the six months ended July 31, 2015, Vanguard Health Care Fund delivered solid absolute and relative returns, gaining 14.34% for Investor Shares and 14.38% for Admiral Shares. These results surpassed the 11.69% return of the benchmark, the MSCI All Country World Health Care Index, but lagged the 15.54% average return of global health/biotechnology funds.

The investment environment
The period was strong for developed market stocks and particularly impressive for the health care sector. The MSCI All Country World Health Care Index solidly outpaced the MSCI All Country World Index return of 5.53%.

We view the health care sector through a custom lens of subsectors, including health care services and medical technology. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma smallcap, biopharma midcap, and biopharma largecap. During the half year, biopharma smallcaps were top performers for the index (although they represented only a fraction of its components). Biopharma

Major Portfolio Changes
Six Months Ended July 31, 2015

Additions	Comments
Biogen	We initiated a position in this global biopharmaceutical company because we think the current stock price does not reflect the value of its development pipeline. Its Alzheimer’s disease product, in particular, has blockbuster potential.
Merck	We increased our stake in this biopharmaceutical company as the stock underperformed the health care sector this year. Merck has many exciting opportunities on the horizon, including programs in immunooncology and hepatitis C, both of which have large patient populations.

Reductions	Comments
Hospira	Hospira is a manufacturer of injectable drugs and a leading contender in the nascent but increasingly important biosimilar market. M&A activity boosted its shares after Pfizer announced its intent to purchase the company at a 39% premium. After a multiyear period of outperformance during which Hospira management successfully resolved outstanding FDArelated issues, we eliminated the stock from the fund.
Express Scripts	Express Scripts is one of the largest pharmacy benefit managers in the United States. We purchased the holding during a period of uncertainty but then eliminated it as we believed the stock’s current valuation better reflected the company’s fundamentals.
Teva Pharmaceuticals	Shares of generic drug company Teva have been strong as a result of continued focus on consolidation in the generic pharmaceuticals industry. This provided us with the opportunity to sell; we see more upside in other holdings such as Mylan.

7

midcaps and health care services were secondbest, and medical technology stocks generally trailed overall returns.

Our successes
Midcap biopharmaceutical and health care services holdings drove the fund’s outperformance during the period. On a regional basis, developed North American stock picks added most to relative results. Japanese health care selections also contributed.

Among midcap biopharmaceuticals, Hospira, Alnylam Pharmaceuticals, and Incyte each returned more than 30% for the fund. Hospira is a manufacturer of injectable drugs and a leading contender in the nascent but increasingly important biosimilar market. Merger and acquisition activity boosted its shares after Pfizer announced its intent to purchase the company at a 39% premium. After Pfizer’s announcement, we eliminated the stock from the portfolio.

In health care services, positions in Walgreens, Universal Health Services, Cigna, and Humana all added to relative results. Walgreens, which operates the largest U.S. drugstore chain, has seen its shares appreciate throughout 2015. The company should see longterm benefits as it aims to establish a global supply chain platform through its partnerships with Alliance Boots and AmerisourceBergen. Management has remained focused on cost reductions that are expected to improve overall profitability. We also believe that the company’s synergy targets in relation to the Alliance Boots business are conservative.

Significant contributions came from hospital stocks. Universal Health Services benefited from the Supreme Court ruling that subsidies for individuals participating in the public exchanges would remain in place. Strong fundamentals and an increase in M&A activity led to outperformance by many managed care organizations. Cigna rose after Anthem made two takeover bids for the company. And Humana gained when Aetna agreed to acquire it for $37 billion.

Our shortfalls
Stock selection in the largecap biopharmaceutical subsector was weak during the half year, and our cash position in a very strong health care market hurt relative results. Regionally, stock selection was poorest in Europe and the United Kingdom. The most significant detractors from relative performance were benchmark stocks that we did not own. These included Valeant Pharmaceuticals, Novo Nordisk, and AbbVie. Positions in AstraZeneca and Mylan also weighed on returns.

AstraZeneca, a U.K.based biopharmaceutical company, declined when some investors questioned the company’s participation in certain licensing deals. We continue to own shares and are excited about many products in the

8

pipeline, including developments in immunooncology. We feel these are not being accounted for in the stock’s current valuation.

Our position in Mylan detracted after Teva dropped its acquisition offer in late July to pursue a deal to purchase Allergan’s generic pharmaceuticals business. We are holding our shares because their valuation is attractive on a standalone basis and we like the prospects for the generic pharmaceutical industry.

The fund’s positioning
We currently hold about 19% of the fund’s assets in nonU.S. investments, a strategy that we believe provides diversification to the fund’s shareholders over the long term. The portfolio is distributed among 85 companies across health care’s subsectors. We expect this number to stay near the current level or perhaps rise slightly. We sometimes elect to gain exposure to certain themes or subsectors by holding a “basket” of smaller positions rather than fewer and larger ones. The top ten positions represented a significant portion—approximately 38%—of the fund’s assets at the period’s close.

We expect turnover to remain quite low. The fund’s 15% annualized turnover as of the end of July is within our expected range, although it may increase modestly when opportunities present themselves.

As health care stocks have continued to outperform, valuations in the sector have risen but are still within historical averages. We are bullish on the outlook for the industry. We believe that we are in the early stages of both a powerful innovation cycle and significant structural changes to health care delivery systems. However, we are vigilant about the potential for shortterm volatility and thus are running with cash positions at the higher end of a normal range.

In the biopharmaceutical subsector, we continue to focus on attractively valued companies with compelling innovation pipelines and/or underappreciated businesses. In health care products and services, we are concentrating on companies that will benefit from and/ or facilitate the transition to a valuebased system.

Longer term, we remain optimistic about the sector. In years to come, the aging populations of developed countries and the growing prosperity of emerging markets will fuel accelerated demand for health care products and services. Equally important, the growing cost burden of and meaningful changes to health care systems globally will lead to a greater divergence in performance between “winners” and “losers.” For instance, in a health care world more focused on value, only true innovation will likely be rewarded, thereby raising the bar

9

for biopharma and medical technology companies. In our view, this backdrop will create a particularly attractive environment for dedicated investors.

As always, a core tenet of our philosophy is the importance of using a longerterm time horizon to evaluate themes and trends. This should enable our team to identify pockets of opportunity in the health care sector that are best positioned to generate sustainable growth and value creation. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in the most attractive stocks as we seek to generate strong riskadjusted returns.

Jean M. Hynes, CFA Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

August 12, 2015

10

Health Care Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.34%	0.29%
30-Day SEC Yield	0.87%	0.92%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	85	157	3,842
Median Market Cap	$51.1B	$106.0B	$50.5B
Price/Earnings Ratio	37.5x	25.7x	21.9x
Price/Book Ratio	4.2x	4.3x	2.8x
Return on Equity	14.7%	17.7%	17.4%
Earnings Growth
Rate	4.5%	7.8%	11.5%
Dividend Yield	1.2%	1.7%	1.9%
Foreign Holdings	19.2%	43.2%	0.0%
Turnover Rate
(Annualized)	15%	—	—
Short-Term Reserves	4.8%	—	—

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	14.8%	15.9%
Consumer Staples	2.1	0.0
Health Care Distributors	3.9	2.7
Health Care Equipment	11.4	9.9
Health Care Facilities	3.0	1.6
Health Care Services	0.6	3.6
Health Care Supplies	0.4	1.5
Health Care Technology	3.6	0.6
Life Sciences Tools & Services	4.2	2.9
Managed Health Care	10.9	5.6
Materials	0.4	0.0
Pharmaceuticals	44.7	55.7

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.85	0.57
Beta	0.95	0.78

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		5.3%
Allergan plc	Pharmaceuticals	5.3
Merck & Co. Inc.	Pharmaceuticals	5.0
UnitedHealth Group Inc.	Managed Health
	Care	4.8
Eli Lilly & Co.	Pharmaceuticals	4.0
AstraZeneca plc	Pharmaceuticals	3.6
Medtronic plc	Health Care
	Equipment	2.7
Regeneron
Pharmaceuticals Inc.	Biotechnology	2.6
McKesson Corp.	Health Care
	Distributors	2.6
Vertex Pharmaceuticals
Inc.	Biotechnology	2.4
Top Ten		38.3%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	5.1%
United Kingdom	4.2
Belgium	1.6
France	1.4
Other	0.2
Subtotal	12.5%
Pacific
Japan	7.8%
North America
United States	79.7%

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015

Health Care Fund Investor Shares
Spliced Health Care Index

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	27.78%	24.96%	13.56%
Admiral Shares	11/12/2001	27.84	25.02	13.63

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.2%)
United States (76.0%)
Biotechnology (13.3%)
*	Regeneron
	Pharmaceuticals Inc.	2,581,794	1,429,436
*	Vertex
	Pharmaceuticals Inc.	9,533,911	1,287,078
*	Biogen Inc.	3,121,530	995,081
	Amgen Inc.	5,580,485	985,458
*,1	Incyte Corp.	9,296,643	969,454
*,1	Alnylam
	Pharmaceuticals Inc.	6,094,810	776,662
*	Alkermes plc	6,229,583	436,195
*,^	Agios
	Pharmaceuticals Inc.	1,830,170	201,648
*,1	Prothena Corp. plc	1,662,794	109,695
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,367,387	45,639
*	Seattle Genetics Inc.	170,125	8,144
			7,244,490
Chemicals (0.4%)
	Monsanto Co.	2,096,300	213,592

Food & Staples Retailing (2.0%)
	Walgreens Boots
	Alliance Inc.	7,143,000	690,228
	CVS Health Corp.	3,445,120	387,473
			1,077,701
Health Care Equipment & Supplies (10.6%)
	Medtronic plc	18,885,933	1,480,468
*	Boston Scientific Corp.	61,114,200	1,059,720
*	Edwards Lifesciences
	Corp.	3,292,670	501,013
	Becton Dickinson and Co.	3,075,487	467,935
	St. Jude Medical Inc.	6,123,679	452,050
	Abbott Laboratories	6,938,700	351,723
*	Hologic Inc.	6,531,400	272,098
	Baxter International Inc.	6,471,020	259,359

			Market
			Value•
		Shares	($000)
*	Intuitive Surgical Inc.	414,400	220,946
	DENTSPLY
	International Inc.	3,458,900	196,846
	CR Bard Inc.	912,700	179,482
	Zimmer Biomet
	Holdings Inc.	1,589,200	165,388
	Stryker Corp.	1,433,500	146,604
			5,753,632
Health Care Providers & Services (17.6%)
	UnitedHealth Group Inc.	21,467,000	2,606,094
	McKesson Corp.	6,342,800	1,399,031
*	HCA Holdings Inc.	9,720,853	904,136
	Humana Inc.	4,716,539	858,835
	Cigna Corp.	5,712,931	823,005
	Aetna Inc.	6,687,889	755,531
	Universal Health
	Services Inc. Class B	4,128,600	599,597
	Cardinal Health Inc.	6,078,741	516,571
	Anthem Inc.	3,343,833	515,853
*	Envision Healthcare
	Holdings Inc.	5,881,200	263,478
	Owens & Minor Inc.	3,000,000	105,480
*	WellCare Health Plans Inc	. 1,189,900	96,144
*	MEDNAX Inc.	805,600	68,186
*	Community Health
	Systems Inc.	692,483	40,517
*	LifePoint Health Inc.	341,100	28,264
*	Community Health
	Systems Inc. Rights
	Exp. 01/04/2016	18,834,700	254
			9,580,976
Health Care Technology (3.4%)
*	Cerner Corp.	13,784,330	988,612
*	IMS Health Holdings Inc.	11,995,380	397,647
*,^,1athenahealth Inc.		1,972,880	276,124
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	161,936
*	Inovalon Holdings Inc.
	Class A	2,048,060	49,481
			1,873,800

13

Health Care Fund

			Market
			Value•
		Shares	($000)
Life Sciences Tools & Services (4.0%)
*	Illumina Inc.	2,594,300	568,930
*	Quintiles Transnational
	Holdings Inc.	5,636,278	432,415
	Thermo Fisher
	Scientific Inc.	2,729,000	380,777
	Agilent Technologies Inc.	7,007,210	286,945
*,1	PAREXEL
	International Corp.	3,790,200	261,372
*	VWR Corp.	3,784,600	101,390
*	Bruker Corp.	4,013,558	84,486
	PerkinElmer Inc.	1,376,400	72,839
			2,189,154
Pharmaceuticals (24.7%)
	Bristol-Myers Squibb Co.	43,718,751	2,869,699
*	Allergan plc	8,629,607	2,857,694
	Merck & Co. Inc.	45,748,498	2,697,331
	Eli Lilly & Co.	25,507,660	2,155,652
*	Mylan NV	20,357,735	1,139,830
	Perrigo Co. plc	3,409,132	655,235
	Pfizer Inc.	17,443,322	629,006
	Zoetis Inc.	5,115,837	250,574
*,1	Medicines Co.	5,564,220	174,661
			13,429,682
Total United States			41,363,027
International (19.2%)
Belgium (1.5%)
1	UCB SA	10,697,204	827,559

Denmark (0.2%)
*	H Lundbeck A/S	3,563,634	84,224

France (1.3%)
	Sanofi	5,889,603	633,267
	Ipsen SA	1,094,832	70,319
			703,586
Japan (7.4%)
	Eisai Co. Ltd.	12,407,100	809,011
	Astellas Pharma Inc.	53,280,100	804,493
	Shionogi & Co. Ltd.	16,638,054	663,216
	Takeda Pharmaceutical
	Co. Ltd.	10,872,800	548,308
	Daiichi Sankyo Co. Ltd.	18,853,000	387,043
	Chugai Pharmaceutical
	Co. Ltd.	7,983,700	290,299
	Olympus Corp.	5,944,700	228,247
	Ono Pharmaceutical
	Co. Ltd.	1,659,900	200,599
	Kyowa Hakko Kirin
	Co. Ltd.	5,250,000	85,712
			4,016,928

		Market
		Value•
	Shares	($000)
Switzerland (4.8%)
Roche Holding AG	3,849,572	1,110,526
Novartis AG	9,390,294	975,591
Actelion Ltd.	2,837,238	419,150
Roche Holding AG (Bearer)	454,604	129,903
		2,635,170
United Kingdom (4.0%)
AstraZeneca plc	29,128,140	1,961,849
Hikma
Pharmaceuticals plc	3,512,843	131,362
Smith & Nephew plc	5,047,506	93,704
		2,186,915
Total International		10,454,382
Total Common Stocks
(Cost $26,984,399)		51,817,409
Temporary Cash Investments (4.9%)
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.152%	58,753,800	58,754

	Face
	Amount
	($000)
Repurchase Agreements (1.1%)
Bank of America Securities,
LLC 0.150%, 8/3/15 (Dated
7/31/15, Repurchase Value
$29,100,000, collateralized
by Government National
Mortgage Assn. 3.500%,
7/20/45, with a value of
$29,682,000)	29,100	29,100
Bank of Nova Scotia
0.150%, 8/3/15 (Dated
7/31/15, Repurchase Value
$50,001,000, collateralized
by U.S. Treasury Note/Bond
0.500%–7.500%, 11/15/16–
2/15/44, with a value of
$51,001,000)	50,000	50,000
Barclays Capital Inc.
0.130%, 8/3/15 (Dated
7/31/15, Repurchase Value
$176,402,000, collateralized
by U.S. Treasury Note/Bond
2.500%–9.875%, 11/15/15–
2/15/45, with a value of
$179,928,000)	176,400	176,400

14

Health Care Fund

		Face	Market
		Amount	Value•
		($000)	($000)
	BNP Paribas Securities Corp.
	0.150%, 8/3/15 (Dated
	7/31/15, Repurchase Value
	$3,900,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 3.500%–
	6.000%, 12/1/18–9/1/44,
	with a value of $3,978,000)	3,900	3,900
	HSBC Bank USA 0.140%,
	8/3/15 (Dated 7/31/15,
	Repurchase Value
	$131,702,000, collateralized
	by Federal National Mortgage
	Assn. 3.000%–5.000%,
	4/1/25–7/1/45, with a value
	of $134,338,000)	131,700	131,700
	Morgan Stanley & Co., Inc.
	0.130%, 8/3/15 (Dated
	7/31/15, Repurchase Value
	$16,100,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 3.750%–
	5.500%, 8/23/17–3/27/19,
	Federal National Mortgage
	Assn. 6.625%, 11/15/30,
	and Government National
	Mortgage Assn. 4.000%,
	3/20/45, with a value of
	$16,422,000)	16,100	16,100
	RBC Capital Markets LLC
	0.140%, 8/3/15 (Dated
	7/31/15, Repurchase Value
	$160,402,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 2.154%–
	4.000%, 2/1/34–11/1/44,
	Federal National Mortgage
	Assn. 1.940%–4.000%,
	12/1/19–7/1/45, and
	Government National
	Mortgage Assn. 2.375%–
	4.000%, 8/20/39–5/20/65,
	with a value of
	$163,608,000)	160,400	160,400
			567,600
U.S. Government and Agency Obligations (2.5%)
4	Federal Home Loan Bank
	Discount Notes,
	0.094%, 8/7/15	200,000	199,998
4	Federal Home Loan Bank
	Discount Notes,
	0.095%, 8/26/15	83,700	83,696

		Face	Market
		Amount	Value•
		($000)	($000)
4	Federal Home Loan Bank
	Discount Notes,
	0.085%, 9/9/15	200,000	199,976
4	Federal Home Loan Bank
	Discount Notes,
	0.090%–0.091%, 9/11/15	250,000	249,970
4	Federal Home Loan Bank
	Discount Notes,
	0.090%, 9/16/15	105,000	104,986
4	Federal Home Loan Bank
	Discount Notes,
	0.090%, 10/2/15	150,000	149,970
4	Federal Home Loan Bank
	Discount Notes,
	0.095%, 10/7/15	125,000	124,974
4	Federal Home Loan Bank
	Discount Notes,
	0.085%, 10/16/15	27,000	26,993
4	Federal Home Loan Bank
	Discount Notes,
	0.112%, 10/28/15	200,000	199,944
4	Federal Home Loan Bank
	Discount Notes,
	0.100%, 11/2/15	25,000	24,992
			1,365,499
Commercial Paper (1.2%)
	General Electric Capital
	Corp., 0.270%, 11/23/15	200,000	199,808
	General Electric Co.,
	0.280%, 9/8/15	200,000	199,964
5	The Coca-Cola Co.,
	0.120%, 9/22/15	50,000	49,988
5	The Coca-Cola Co.,
	0.200%, 10/16/15	75,000	74,961
5	The Coca-Cola Co.,
	0.210%, 10/19/15	70,000	69,962
5	The Coca-Cola Co.,
	0.220%, 10/26/15	50,000	49,971
			644,654
Total Temporary Cash Investments
(Cost $2,636,548)			2,636,507
Total Investments (100.1%)
(Cost $29,620,947)			54,453,916
Other Assets and Liabilities (-0.1%)
Other Assets			237,622
Liabilities [3]			(280,928)
			(43,306)
Net Assets (100%)			54,410,610

15

Health Care Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	50,837,699
Affiliated Vanguard Funds	58,754
Other Affiliated Issuers	3,557,463
Total Investments in Securities	54,453,916
Receivables for Investment
Securities Sold	148,934
Other Assets	88,688
Total Assets	54,691,538
Liabilities
Payables for Investment Securities
Purchased	111,281
Securities Lending Collateral Payable
to Brokers	58,754
Other Liabilities	110,893
Total Liabilities	280,928
Net Assets	54,410,610

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	27,602,078
Undistributed Net Investment Income	158,504
Accumulated Net Realized Gains	1,818,481
Unrealized Appreciation (Depreciation)
Investment Securities	24,832,969
Foreign Currencies	(1,422)
Net Assets	54,410,610

Investor Shares—Net Assets
Applicable to 52,739,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,673,591
Net Asset Value Per Share—
Investor Shares	$240.30

Admiral Shares—Net Assets
Applicable to 411,658,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	41,737,019
Net Asset Value Per Share—
Admiral Shares	$101.39

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $57,837,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $58,754,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2015, the aggregate value of these securities was $244,882,000, representing 0.5% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends[1]	357,789
Interest	1,509
Securities Lending	594
Total Income	359,892
Expenses
Investment Advisory Fees—Note B
Basic Fee	36,711
Performance Adjustment	2,261
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,703
Management and Administrative—Admiral Shares	24,765
Marketing and Distribution—Investor Shares	997
Marketing and Distribution—Admiral Shares	1,598
Custodian Fees	459
Shareholders’ Reports—Investor Shares	112
Shareholders’ Reports—Admiral Shares	55
Trustees’ Fees and Expenses	36
Total Expenses	77,697
Net Investment Income	282,195
Realized Net Gain (Loss)
Investment Securities Sold	1,808,587
Foreign Currencies and Forward Currency Contracts	(9,145)
Realized Net Gain (Loss)	1,799,442
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,593,357
Foreign Currencies and Forward Currency Contracts	14,845
Change in Unrealized Appreciation (Depreciation)	4,608,202
Net Increase (Decrease) in Net Assets Resulting from Operations	6,689,839
1 Dividends are net of foreign withholding taxes of $17,310,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	282,195	588,425
Realized Net Gain (Loss)	1,799,442	4,738,777
Change in Unrealized Appreciation (Depreciation)	4,608,202	4,559,056
Net Increase (Decrease) in Net Assets Resulting from Operations	6,689,839	9,886,258
Distributions
Net Investment Income
Investor Shares	(44,611)	(104,289)
Admiral Shares	(133,709)	(322,879)
Realized Capital Gain[1]
Investor Shares	(305,461)	(1,271,460)
Admiral Shares	(902,724)	(3,584,110)
Total Distributions	(1,386,505)	(5,282,738)
Capital Share Transactions
Investor Shares	(301,854)	529,165
Admiral Shares	3,377,593	6,172,299
Net Increase (Decrease) from Capital Share Transactions	3,075,739	6,701,464
Total Increase (Decrease)	8,379,073	11,304,984
Net Assets
Beginning of Period	46,031,537	34,726,553
End of Period[2]	54,410,610	46,031,537

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $132,014,000 and $302,157,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $158,504,000 and $58,681,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$216.14	$191.63	$152.58	$131.96	$124.30	$120.06
Investment Operations
Net Investment Income	1.218	2.941	2.350	2.777	2.300	2.046
Net Realized and Unrealized Gain (Loss)
on Investments	29.361	49.127	53.058	22.791	12.780	7.404
Total from Investment Operations	30.579	52.068	55.408	25.568	15.080	9.450
Distributions
Dividends from Net Investment Income	(.818)	(2.115)	(2.357)	(2.757)	(2.237)	(2.007)
Distributions from Realized Capital Gains	(5.601)	(25.443)	(14.001)	(2.191)	(5.183)	(3.203)
Total Distributions	(6.419)	(27.558)	(16.358)	(4.948)	(7.420)	(5.210)
Net Asset Value, End of Period	$240.30	$216.14	$191.63	$152.58	$131.96	$124.30

Total Return[1]	14.34%	28.15%	37.66%	19.59%	12.50%	7.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,674	$11,660	$9,905	$8,681	$8,462	$8,447
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.34%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.08%	1.44%	1.33%	1.94%	1.72%	1.67%
Portfolio Turnover Rate	15%	20%	21%	8%	8%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increase (decrease) of 0.01% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$91.17	$80.84	$64.37	$55.68	$52.45	$50.67
Investment Operations
Net Investment Income	.541	1.290	1.040	1.211	1.005	.891
Net Realized and Unrealized Gain (Loss)
on Investments	12.392	20.715	22.378	9.605	5.392	3.115
Total from Investment Operations	12.933	22.005	23.418	10.816	6.397	4.006
Distributions
Dividends from Net Investment Income	(.350)	(.942)	(1.042)	(1.201)	(.980)	(.874)
Distributions from Realized Capital Gains	(2.363)	(10.733)	(5.906)	(.925)	(2.187)	(1.352)
Total Distributions	(2.713)	(11.675)	(6.948)	(2.126)	(3.167)	(2.226)
Net Asset Value, End of Period	$101.39	$91.17	$80.84	$64.37	$55.68	$52.45

Total Return[1]	14.38%	28.20%	37.74%	19.65%	12.57%	7.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,737	$34,371	$24,821	$16,002	$12,968	$11,459
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.29%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.13%	1.49%	1.38%	1.99%	1.77%	1.72%
Portfolio Turnover Rate	15%	20%	21%	8%	8%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increase (decrease) of 0.01% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the

21

Health Care Fund

event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2015, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at July 31, 2015.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty

22

Health Care Fund

risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since April 30, 2014, relative to the MSCI ACWI Health Care Index. For the six months ended July 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $2,261,000 (0.01%) based on performance.

23

Health Care Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $4,682,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	41,363,027	—	—
Common Stocks—International	—	10,454,382	—
Temporary Cash Investments	58,754	2,577,753	—
Total	41,421,781	13,032,135	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2015, the fund realized net foreign currency losses of $4,052,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2015, the cost of investment securities for tax purposes was $29,689,952,000. Net unrealized appreciation of investment securities for tax purposes was $24,763,964,000, consisting of unrealized gains of $25,042,792,000 on securities that had risen in value since their purchase and $278,828,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $5,070,864,000 of investment securities and sold $3,557,526,000 of investment securities, other than temporary cash investments.

24

Health Care Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,730,021	7,476	2,454,337	11,686
Issued in Lieu of Cash Distributions	334,294	1,483	1,312,146	6,295
Redeemed	(2,366,169)	(10,168)	(3,237,318)	(15,722)
Net Increase (Decrease)—Investor Shares	(301,854)	(1,209)	529,165	2,259
Admiral Shares
Issued	3,739,735	38,138	4,771,234	54,272
Issued in Lieu of Cash Distributions	955,443	10,048	3,593,547	40,722
Redeemed	(1,317,585)	(13,514)	(2,192,482)	(25,060)
Net Increase (Decrease)—Admiral Shares	3,377,593	34,672	6,172,299	69,934

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Allscripts Healthcare
Solutions Inc.	133,379	—	—	—	—	161,936
Alnylam Pharmaceuticals Inc.	571,876	—	—	—	—	776,662
athenahealth Inc.	NA2	147,704	—	—	—	276,124
Incyte Corp.	810,997	—	92,168	—	—	969,454
Medicines Co.	159,383	148	—	—	—	174,661
PAREXEL International Corp.	247,370	—	16,321	—	—	261,372
Prothena Corp. plc	37,629	—	—	—	—	109,695
UCB SA	793,099	36,164	—	10,431	—	827,559
Vanguard Market Liquidity Fund	15,426	NA [3]	NA [3]	—	—	58,754
Total	2,769,159			10,431	—	3,616,217

1 Includes net realized gain (loss) on affiliated investment securities sold of $48,542,000.
2 Not applicable—at January 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,143.44	$1.81
Admiral Shares	1,000.00	1,143.83	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and the organizational depth and stability of the advisory firm. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is aided by a team of experienced health care analysts. This health care team uses intensive fundamental analysis and deep knowledge of health care science and technology to identify companies with high-quality balance sheets, strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: large-cap biotech/pharmaceuticals, mid-cap biotech/pharmaceuticals, small-cap biotech/pharmaceuticals, health care services, and medical technology. Wellington Management has advised the Health Care Fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092015

Semiannual Report | July 31, 2015

Vanguard REIT Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	32

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard REIT Index Fund
Investor Shares	-7.30%
ETF Shares
Market Price	-7.27
Net Asset Value	-7.22
Admiral™ Shares	-7.22
Institutional Shares	-7.21
MSCI US REIT Index	-7.17
Real Estate Funds Average	-5.63
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$28.73	$26.23	$0.403	$0.000	$0.000
ETF Shares	86.49	78.97	1.274	0.000	0.000
Admiral Shares	122.58	111.92	1.807	0.000	0.000
Institutional Shares	18.97	17.32	0.282	0.000	0.000

Chairman’s Letter

Dear Shareholder,

After a robust performance for the 12 months ended January 31, 2015, the real estate investment trust (REIT) market cooled considerably. Concerns about the potential for rising interest rates caused REITs to deliver negative returns even as the broad U.S. stock market advanced.

For the six months ended July 31, Vanguard REIT Index Fund returned –7.30% for Investor Shares. This result was in line with the fund’s benchmark index, the MSCI US REIT Index, but below the average return of its peers.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies.

Returns for the developed markets of Europe and the Pacific region surpassed those of emerging markets, which declined.

Returns of taxable bonds slid as a rate hike grew likelier
Bond prices declined in four of the six months, and the U.S. taxable bond market returned –1.47%. The yield of the 10-year Treasury note ended July at 2.26%, up from 1.75% six months earlier. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise short-term interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. For currency-hedged investors, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

REITs were affected by a shift in interest rate expectations
After easily outperforming the overall U.S. stock market in 2014, REITs finished the six-month period in negative territory.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

Two years ago, the REIT market slowed at the announced unwinding of the Fed’s bond-buying program, which intensified fears of higher short-term interest rates. Higher rates can make financing more expensive for REITs.

Despite the end of the buying program in late 2014, rates stayed close to rock-bottom levels, and REITs posted robust returns in 2014 and into January 2015. But after that, investors once again became wary of the prospect of higher short-term rates and REITs suffered again, this time more significantly. The Fed has signaled that the ongoing recovery in the U.S. economy could soon trigger the first hike in its official short-term rate in nearly a decade.

When short-term rates do rise, REITs could become less desirable. They have benefited from the current low-yield environment because their regular dividends have been attractive to investors willing to take on the risk of equity volatility.

On the other hand, if rates rise slowly in response to a strengthening economy, REITs could ultimately benefit from increased demand.

The largest REIT subset, retail, returned –8% as so-called brick-and-mortar stores remained under pressure from online retailers. Two other subsectors—office and industrial REITs—also returned –8%. Results were even lower for health care (–14%), hotel and resort (–11%), and diversified (–11%) REITs.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.33%

The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratios were 0.25% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Real Estate Funds.

The second-largest subset, residential REITs, eked out a positive 1% return as demand for apartments held strong in the wake of the continued slump in homeownership.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. The backtracking of the REIT market that we’ve seen in the past six months is a fresh reminder that markets go down as well as up.

Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly 6% return. The returns are reinvested regularly over 30 years. In one scenario, the investor pays 0.25% of assets in portfolio expenses every year, while in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has more than $530,000, while the higher-cost portfolio has almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful one in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2015

REIT Index Fund

Fund Profile
As of July 31, 2015
Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund REIT Index		Index
Number of Stocks	145	143	3,842
Median Market Cap	$9.4B	$9.4B	$50.5B
Price/Earnings Ratio	35.7x	35.7x	21.9x
Price/Book Ratio	2.3x	2.3x	2.8x
Return on Equity	5.9%	5.9%	17.4%
Earnings Growth
Rate	19.7%	19.7%	11.5%
Dividend Yield	3.8%	3.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term
Reserves	-0.1%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.3%	7.4%
Health Care REITs	13.1	13.1
Hotel & Resort REITs	7.3	7.3
Industrial REITs	4.3	4.3
Office REITs	14.2	14.2
Residential REITs	17.2	17.2
Retail REITs	25.1	25.0
Specialized REITs	11.5	11.5

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.05
Beta	1.00	0.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Simon Property Group
Inc.	Retail REITs	8.4%
Public Storage	Specialized REITs	4.3
Equity Residential	Residential REITs	3.9
Health Care REIT Inc.	Health Care REITs	3.4
AvalonBay Communities
Inc.	Residential REITs	3.3
Ventas Inc.	Health Care REITs	3.2
Prologis Inc.	Industrial REITs	3.0
Boston Properties Inc.	Office REITs	2.7
HCP Inc.	Health Care REITs	2.5
Vornado Realty Trust	Office REITs	2.4
Top Ten		37.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.25% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015

REIT Index Fund Investor Shares
REIT Spliced Index

For a benchmark description, see the Glossary.

Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	3.68%	14.08%	7.06%
ETF Shares	9/23/2004
Market Price		3.81	14.21	7.20
Net Asset Value		3.79	14.22	7.18
Admiral Shares	11/12/2001	3.82	14.23	7.19
Institutional Shares	12/2/2003	3.86	14.25	7.21

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (100.1%)[1]
Diversified REITs (7.3%)
2	VEREIT Inc.	64,887,982	568,419
2	Duke Realty Corp.	24,715,826	498,518
2	WP Carey Inc.	7,089,918	433,832
2	NorthStar Realty
	Finance Corp.	23,630,879	378,094
2	Liberty Property Trust	10,673,103	363,206
2	Spirit Realty Capital Inc.	31,430,140	319,016
2	Cousins Properties Inc.	14,739,525	152,996
2	Washington REIT	4,882,419	131,044
2	Lexington Realty Trust	15,151,746	130,305
2	PS Business Parks Inc.	1,446,746	111,385
2	American Assets
	Trust Inc.	2,341,590	97,457
2	Select Income REIT	4,752,837	95,389
	Empire State Realty
	Trust Inc.	5,123,775	91,101
	STORE Capital Corp.	3,637,203	76,381
2	Investors Real Estate
	Trust	8,620,221	62,152
2	First Potomac Realty
	Trust	4,210,697	47,791
2	RAIT Financial Trust	6,507,417	34,099
2	Winthrop Realty Trust	2,214,714	32,977
2	Whitestone REIT	1,931,062	24,969
2	One Liberty Properties Inc.	926,438	20,938
			3,670,069
Health Care REITs (13.1%)
2	Health Care REIT Inc.	24,860,653	1,724,583
2	Ventas Inc.	23,713,353	1,590,929
2	HCP Inc.	33,028,735	1,276,230
^,2	Omega Healthcare
	Investors Inc.	11,757,778	426,337
2	Senior Housing
	Properties Trust	16,844,729	290,908
2	Healthcare Trust of
	America Inc. Class A	8,969,912	225,414

			Market
			Value•
		Shares	($000)
2	Medical Properties
	Trust Inc.	14,959,905	204,502
2	Healthcare Realty
	Trust Inc.	7,125,843	171,305
2	National Health
	Investors Inc.	2,556,803	166,831
2	Sabra Health Care
	REIT Inc.	4,667,635	127,660
2	LTC Properties Inc.	2,546,400	111,711
2	New Senior Investment
	Group Inc.	6,015,151	77,836
2	Physicians Realty Trust	4,434,322	71,127
2	Universal Health Realty
	Income Trust	905,324	44,334
2	CareTrust REIT Inc.	2,146,973	27,868
			6,537,575
Hotel & Resort REITs (7.3%)
2	Host Hotels
	& Resorts Inc.	54,316,238	1,052,649
2	Hospitality Properties
	Trust	10,748,290	294,718
2	RLJ Lodging Trust	9,458,421	282,145
2	LaSalle Hotel Properties	8,093,904	269,284
*,2	Strategic Hotels
	& Resorts Inc.	18,712,124	255,795
2	Sunstone Hotel
	Investors Inc.	14,950,872	210,359
2	Pebblebrook Hotel Trust	5,142,917	209,317
2	Ryman Hospitality
	Properties Inc.	3,293,038	188,296
2	DiamondRock
	Hospitality Co.	14,377,580	181,301
^,2	Xenia Hotels
	& Resorts Inc.	7,600,708	157,563
2	Chesapeake Lodging
	Trust	4,233,123	135,756
2	FelCor Lodging Trust Inc.	9,597,192	89,830
2	Hersha Hospitality Trust
	Class A	3,208,347	87,010

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Summit Hotel
	Properties Inc.	6,162,441	83,994
2	Chatham Lodging Trust	2,741,019	74,062
2	Ashford Hospitality
	Trust Inc.	7,087,216	61,942
2	Ashford Hospitality
	Prime Inc.	2,018,624	29,391
			3,663,412
Industrial REITs (4.3%)
2	Prologis Inc.	36,701,102	1,490,432
2	DCT Industrial Trust Inc.	6,328,023	219,962
2	First Industrial Realty
	Trust Inc.	7,941,095	166,287
2	EastGroup Properties Inc.	2,307,873	138,934
2	STAG Industrial Inc.	4,627,148	90,877
2	Monmouth Real Estate
	Investment Corp.	3,746,044	37,535
			2,144,027
Office REITs (14.2%)
2	Boston Properties Inc.	10,980,967	1,353,734
2	Vornado Realty Trust	12,121,505	1,182,453
2	SL Green Realty Corp.	7,069,756	814,012
2	Alexandria Real Estate
	Equities Inc.	5,162,305	478,597
2	Kilroy Realty Corp.	6,192,607	438,746
2	BioMed Realty Trust Inc.	14,604,865	314,589
2	Douglas Emmett Inc.	9,891,789	289,928
2	Highwoods
	Properties Inc.	6,661,652	281,988
*,2	Equity Commonwealth	8,832,113	231,401
2	Columbia Property
	Trust Inc.	8,515,995	205,747
2	Paramount Group Inc.	11,393,506	203,602
2	Piedmont Office Realty
	Trust Inc. Class A	11,068,033	201,549
2	Brandywine Realty Trust	12,884,917	177,425
2	Hudson Pacific
	Properties Inc.	5,395,433	166,071
2	Corporate Office
	Properties Trust	6,634,155	153,448
2	Mack-Cali Realty Corp.	6,068,049	126,458
2	New York REIT Inc.	11,625,641	120,442
2	Parkway Properties Inc.	5,972,626	107,149
2	Gramercy Property
	Trust Inc.	4,016,812	98,251
2	Government Properties
	Income Trust	5,046,212	87,148
2	Franklin Street
	Properties Corp.	6,460,424	76,039
			7,108,777
Residential REITs (17.3%)
2	Equity Residential	26,070,656	1,950,346
2	AvalonBay
	Communities Inc.	9,463,101	1,630,871
2	Essex Property Trust Inc.	4,668,362	1,049,961

			Market
			Value•
		Shares	($000)
2	UDR Inc.	18,549,107	627,145
2	Camden Property Trust	6,219,774	495,281
2	Mid-America Apartment
	Communities Inc.	5,399,072	433,761
2	Apartment Investment
	& Management Co.
	Class A	11,072,915	432,729
2	Equity LifeStyle
	Properties Inc.	5,734,979	331,941
2	Home Properties Inc.	4,143,702	305,391
2	American Campus
	Communities Inc.	8,044,003	300,202
2	Sun Communities Inc.	3,639,532	252,984
2	Post Properties Inc.	3,914,531	222,893
	American Homes
	4 Rent Class A	12,094,084	200,157
2	Associated Estates
	Realty Corp.	4,135,020	118,882
2	Education Realty
	Trust Inc.	3,444,360	108,980
2	Starwood Waypoint
	Residential Trust	2,707,134	66,271
2	American Residential
	Properties Inc.	2,190,608	40,526
2	Silver Bay Realty
	Trust Corp.	2,474,686	40,115
2	Campus Crest
	Communities Inc.	4,665,274	26,592
			8,635,028
Retail REITs (25.1%)
2	Simon Property
	Group Inc.	22,529,422	4,217,958
	General Growth
	Properties Inc.	41,261,706	1,119,843
2	Realty Income Corp.	16,134,070	779,114
2	Macerich Co.	9,636,838	762,852
2	Kimco Realty Corp.	29,578,774	730,891
2	Federal Realty
	Investment Trust	4,920,675	673,099
2	Regency Centers Corp.	6,747,286	431,624
2	DDR Corp.	21,998,992	358,584
^,2	National Retail
	Properties Inc.	9,501,609	353,175
2	Taubman Centers Inc.	4,541,158	339,679
	Brixmor Property
	Group Inc.	12,832,717	314,017
2	Weingarten Realty
	Investors	8,345,890	293,608
2	Retail Properties
	of America Inc.	16,951,574	246,815
2	Tanger Factory Outlet
	Centers Inc.	6,844,394	222,306
2	CBL & Associates
	Properties Inc.	12,204,590	199,423
2	WP GLIMCHER Inc.	13,268,692	179,658

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Kite Realty Group Trust	5,986,172	158,035
2	Acadia Realty Trust	4,883,820	156,184
2	Urban Edge Properties	7,114,536	152,749
	Equity One Inc.	5,376,362	138,011
2	Retail Opportunity
	Investments Corp.	6,686,408	114,672
2	Pennsylvania REIT	4,947,055	108,439
2	Ramco-Gershenson
	Properties Trust	5,584,714	94,605
2	Excel Trust Inc.	4,300,067	68,113
	Alexander’s Inc.	164,678	66,772
2	Inland Real Estate Corp.	6,474,550	63,580
^	Rouse Properties Inc.	2,895,326	50,958
	Saul Centers Inc.	898,822	46,631
2	Agree Realty Corp.	1,255,249	38,900
	Urstadt Biddle
	Properties Inc.
	Class A	1,840,828	35,160
2	Cedar Realty Trust Inc.	5,164,312	34,601
2	Getty Realty Corp.	1,913,408	31,801
	Urstadt Biddle
	Properties Inc.	69,255	1,191
			12,583,048
Specialized REITs (11.5%)
2	Public Storage	10,526,242	2,159,774
2	Digital Realty Trust Inc.	9,727,503	625,187
2	Extra Space Storage Inc.	7,926,277	582,740
2	Iron Mountain Inc.	14,305,693	429,886
2	CubeSmart	11,881,415	310,818
2	Corrections Corp.
	of America	8,367,767	294,294
2	Sovran Self Storage Inc.	2,535,826	241,436
2	EPR Properties	4,087,737	233,492
2	Gaming and Leisure
	Properties Inc.	6,519,032	213,498
2	GEO Group Inc.	5,318,998	200,792
2	DuPont Fabros
	Technology Inc.	4,737,627	142,839
2	CyrusOne Inc.	4,398,680	135,215
	QTS Realty Trust Inc.
	Class A	2,337,148	96,992
2	CoreSite Realty Corp.	1,902,102	95,486
			5,762,449
Total Real Estate Investment Trusts
(Cost $42,296,076)			50,104,385
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.152%	170,593,333	170,593

Face		Market
Amount		Value•
($000)		($000)
U.S. Government and Agency Obligations (0.0%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.135%, 8/28/15	500	500
[5,6] Federal Home Loan
Bank Discount Notes,
0.114%, 10/28/15	800	800
		1,300
Total Temporary Cash Investments
(Cost $171,893)		171,893
Total Investments (100.4%)
(Cost $42,467,969)		50,276,278
Other Assets and Liabilities (-0.4%)
Other Assets		108,701
Liabilities [4]		(310,115)
		(201,414)
Net Assets (100%)		50,074,864

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,238,514
Affiliated Vanguard Funds		170,593
Other Affiliated Issuers		47,867,171
Total Investments in Securities		50,276,278
Receivables for Accrued Income		40,012
Other Assets		68,689
Total Assets		50,384,979
Liabilities
Securities Lending Collateral
Payable to Brokers		133,312
Payables for Investment
Securities Purchased		119,649
Other Liabilities		57,154
Total Liabilities		310,115
Net Assets		50,074,864

REIT Index Fund

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	42,587,177
Overdistributed Net Investment Income	(98,922)
Accumulated Net Realized Losses	(221,759)
Unrealized Appreciation (Depreciation)
Investment Securities	7,808,309
Swap Contracts	59
Net Assets	50,074,864

Investor Shares—Net Assets
Applicable to 104,276,156 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,735,182
Net Asset Value Per Share—
Investor Shares	$26.23

ETF Shares—Net Assets
Applicable to 326,084,456 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	25,750,767
Net Asset Value Per Share—
ETF Shares	$78.97

Amount
($000)
Admiral Shares—Net Assets
Applicable to 132,106,814 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,784,825
Net Asset Value Per Share—
Admiral Shares	$111.92

Institutional Shares—Net Assets
Applicable to 392,822,207 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,804,090
Net Asset Value Per Share—
Institutional Shares	$17.32

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $130,377,000.
* Non-income-producing security.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $133,312,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $652,000 have been segregated as collateral for open swap contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends	695,635
Interest	24
Securities Lending	135
Total Income	695,794
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,669
Management and Administrative—Investor Shares	3,212
Management and Administrative—ETF Shares	11,435
Management and Administrative—Admiral Shares	6,680
Management and Administrative—Institutional Shares	2,259
Marketing and Distribution—Investor Shares	325
Marketing and Distribution—ETF Shares	2,010
Marketing and Distribution—Admiral Shares	922
Marketing and Distribution—Institutional Shares	437
Custodian Fees	218
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—ETF Shares	237
Shareholders’ Reports—Admiral Shares	41
Shareholders’ Reports—Institutional Shares	29
Trustees’ Fees and Expenses	18
Total Expenses	29,515
Net Investment Income	666,279
Realized Net Gain (Loss)
Capital Gain Distributions Received	112,854
Investment Securities Sold	1,524,886
Futures Contracts	(1,919)
Swap Contracts	(179)
Realized Net Gain (Loss)	1,635,642
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(6,372,644)
Swap Contracts	(449)
Change in Unrealized Appreciation (Depreciation)	(6,373,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,071,172)

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	666,279	1,203,285
Realized Net Gain (Loss)	1,635,642	1,709,516
Change in Unrealized Appreciation (Depreciation)	(6,373,093)	10,090,274
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,071,172)	13,003,075
Distributions
Net Investment Income
Investor Shares	(43,879)	(68,973)
ETF Shares	(420,013)	(633,652)
Admiral Shares	(235,585)	(293,740)
Signal Shares	—	(33,243)
Institutional Shares	(104,786)	(137,277)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	—	(34,438)
ETF Shares	—	(316,380)
Admiral Shares	—	(146,663)
Signal Shares	—	(16,598)
Institutional Shares	—	(68,541)
Total Distributions	(804,263)	(1,749,505)
Capital Share Transactions
Investor Shares	(212,573)	49,773
ETF Shares	(1,142,865)	4,976,714
Admiral Shares	448,925	4,832,918
Signal Shares	—	(2,716,295)
Institutional Shares	625,502	1,514,112
Net Increase (Decrease) from Capital Share Transactions	(281,011)	8,657,222
Total Increase (Decrease)	(5,156,446)	19,910,792
Net Assets
Beginning of Period	55,231,310	35,320,518
End of Period[1]	50,074,864	55,231,310

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($98,922,000) and $39,241,000.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.73	$22.37	$22.66	$20.50	$18.99	$14.05
Investment Operations
Net Investment Income	. 332	. 645	. 579	. 514	. 442	. 399
Net Realized and Unrealized Gain (Loss)
on Investments	(2.429)	6.650	.025	2.393	1.722	5.144
Total from Investment Operations	(2.097)	7.295	.604	2.907	2.164	5.543
Distributions
Dividends from Net Investment Income	(. 403)	(. 624)	(. 626)	(. 514)	(. 439)	(. 603)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 311)	(. 268)	(. 233)	(. 215)	—
Total Distributions	(. 403)	(. 935)	(. 894)	(.747)	(. 654)	(. 603)
Net Asset Value, End of Period	$26.23	$28.73	$22.37	$22.66	$20.50	$18.99

Total Return[1]	-7.30%	33.29%	2.78%	14.45%	11.80%	40.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,735	$3,231	$2,482	$2,817	$2,565	$2,658
Ratio of Total Expenses to
Average Net Assets	0.25%	0.26%	0.24%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.56%	2.51%	2.39%	2.30%	2.22%
Portfolio Turnover Rate[2]	10%	8%	11%	9%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$86.49	$67.36	$68.24	$61.72	$57.17	$42.30
Investment Operations
Net Investment Income	1.057	2.011	1.814	1.613	1.384	1.278
Net Realized and Unrealized Gain (Loss)
on Investments	(7.303)	20.038	.097	7.250	5.216	15.483
Total from Investment Operations	(6.246)	22.049	1.911	8.863	6.600	16.761
Distributions
Dividends from Net Investment Income	(1.274)	(1.947)	(1.955)	(1.612)	(1.375)	(1.891)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 972)	(. 836)	(.731)	(. 675)	—
Total Distributions	(1.274)	(2.919)	(2.791)	(2.343)	(2.050)	(1.891)
Net Asset Value, End of Period	$78.97	$86.49	$67.36	$68.24	$61.72	$57.17

Total Return	-7.22%	33.41%	2.93%	14.64%	11.94%	40.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,751	$29,487	$18,528	$16,983	$10,410	$8,075
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.70%	2.65%	2.53%	2.44%	2.36%
Portfolio Turnover Rate[1]	10%	8%	11%	9%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$122.58	$95.46	$96.70	$87.47	$81.03	$59.95
Investment Operations
Net Investment Income	1.499	2.852	2.569	2.285	1.960	1.806
Net Realized and Unrealized Gain (Loss)
on Investments	(10.352)	28.403	.148	10.263	7.385	21.948
Total from Investment Operations	(8.853)	31.255	2.717	12.548	9.345	23.754
Distributions
Dividends from Net Investment Income	(1.807)	(2.758)	(2.772)	(2.283)	(1.948)	(2.674)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(1.377)	(1.185)	(1.035)	(.957)	—
Total Distributions	(1.807)	(4.135)	(3.957)	(3.318)	(2.905)	(2.674)
Net Asset Value, End of Period	$111.92	$122.58	$95.46	$96.70	$87.47	$81.03

Total Return[1]	-7.22%	33.46%	2.94%	14.63%	11.95%	40.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,785	$15,725	$7,987	$7,399	$5,612	$4,715
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.70%	2.65%	2.53%	2.44%	2.36%
Portfolio Turnover Rate[2]	10%	8%	11%	9%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.97	$14.78	$14.97	$13.54	$12.54	$9.28
Investment Operations
Net Investment Income	.234	.444	.400	.356	.305	.284
Net Realized and Unrealized Gain (Loss)
on Investments	(1.602)	4.390	.025	1.590	1.148	3.395
Total from Investment Operations	(1.368)	4.834	.425	1.946	1.453	3.679
Distributions
Dividends from Net Investment Income	(. 282)	(. 430)	(. 431)	(. 355)	(. 304)	(. 419)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	(. 214)	(.184)	(.161)	(.149)	—
Total Distributions	(. 282)	(. 644)	(. 615)	(. 516)	(. 453)	(. 419)
Net Asset Value, End of Period	$17.32	$18.97	$14.78	$14.97	$13.54	$12.54

Total Return[1]	-7.21%	33.43%	2.97%	14.66%	12.01%	40.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,804	$6,788	$3,922	$3,185	$2,324	$1,614
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.72%	2.67%	2.55%	2.46%	2.40%
Portfolio Turnover Rate[2]	10%	8%	11%	9%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

REIT Index Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at July 31, 2015.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequal-ified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

REIT Index Fund

During the six months ended July 31, 2015, the fund’s average amounts of total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

REIT Index Fund

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $4,149,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	50,104,385	—	—
Temporary Cash Investments	170,593	1,300	—
Swap Contracts—Assets	—	59	—
Total	50,274,978	1,359	—

REIT Index Fund

D. At July 31, 2015, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Empire State Realty Trust Inc.	8/11/15	GSCM	40,790	(0.537%)	59
GSCM—Goldman Sachs Capital Markets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2015, the fund realized $1,652,904,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized losses of $179,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $49,403,000 to offset future net capital gains through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $42,467,969,000. Net unrealized appreciation of investment securities for tax purposes was $7,808,309,000, consisting of unrealized gains of $8,793,240,000 on securities that had risen in value since their purchase and $984,931,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $6,436,959,000 of investment securities and sold $6,561,341,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,521,577,000 and $4,102,085,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

REIT Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	321,365	11,796	738,968	29,122
Issued in Lieu of Cash Distributions	41,426	1,573	97,718	3,906
Redeemed	(575,364)	(21,568)	(786,913)	(31,504)
Net Increase (Decrease)—Investor Shares	(212,573)	(8,199)	49,773	1,524
ETF Shares
Issued	2,964,577	36,660	8,521,764	112,270
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,107,442)	(51,500)	(3,545,050)	(46,400)
Net Increase (Decrease)—ETF Shares	(1,142,865)	(14,840)	4,976,714	65,870
Admiral Shares
Issued[1]	1,808,830	15,663	5,995,731	55,276
Issued in Lieu of Cash Distributions	211,390	1,885	395,994	3,684
Redeemed	(1,571,295)	(13,728)	(1,558,807)	(14,336)
Net Increase (Decrease)—Admiral Shares	448,925	3,820	4,832,918	44,624
Signal Shares
Issued	—	—	484,643	17,696
Issued in Lieu of Cash Distributions	—	—	43,664	1,602
Redeemed[1]	—	—	(3,244,602)	(113,549)
Net Increase (Decrease)—Signal Shares	—	—	(2,716,295)	(94,251)
Institutional Shares
Issued	1,192,284	67,084	2,211,332	133,106
Issued in Lieu of Cash Distributions	94,657	5,450	182,937	11,052
Redeemed	(661,439)	(37,482)	(880,157)	(51,836)
Net Increase (Decrease)—Institutional Shares	625,502	35,052	1,514,112	92,322

1 Admiral Shares Issued and Signal Shares Redeemed include $2,331,915,000 from the conversion of Signal Shares to Admiral Shares during the 2015 fiscal year.

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
January 31,			Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	186,282	13,189	21,114	1,748	638	156,184
Agree Realty Corp.	45,236	3,027	4,515	1,022	—	38,900
Alexandria Real Estate
Equities Inc.	530,554	42,339	67,618	6,957	342	478,597
American Assets Trust Inc.	121,994	10,367	26,134	930	—	97,457
American Campus
Communities Inc.	349,775	35,896	32,480	3,706	851	300,202
American Realty Capital
Properties Inc.	637,844	49,041	86,474	—	—	NA2
American Residential
Properties Inc.	40,659	3,045	5,497	—	143	40,526
Apartment Investment
& Management Co. Class A	449,901	18,070	25,778	293	6,253	432,729
Ashford Hospitality Prime Inc.	33,045	6,511	5,109	267	—	29,391
Ashford Hospitality Trust Inc.	78,881	5,394	8,873	—	535	61,942
Associated Estates Realty Corp.	108,926	8,822	15,583	654	170	118,882
AvalonBay Communities Inc.	1,720,050	146,159	223,235	12,147	11,986	1,630,871
BioMed Realty Trust Inc.	361,788	28,852	31,973	5,405	1,558	314,589
Boston Properties Inc.	1,610,592	129,523	210,042	12,257	2,299	1,353,734
Brandywine Realty Trust	221,786	18,151	24,322	2,893	44	177,425
Camden Property Trust	500,395	43,826	63,736	4,289	4,571	495,281
Campus Crest Communities Inc.	33,913	2,429	3,848	—	—	26,592
CareTrust REIT Inc.	28,934	2,550	2,489	678	—	27,868
CBL & Associates Properties Inc.	266,214	18,689	31,251	6,606	—	199,423
Cedar Realty Trust Inc.	43,300	2,569	4,398	90	91	34,601
Chatham Lodging Trust	88,855	6,119	9,203	1,668	—	74,062
Chesapeake Lodging Trust	151,062	23,065	18,042	2,924	—	135,756
Columbia Property Trust Inc.	—	229,188	8,742	—	—	205,747
CoreSite Realty Corp.	71,802	24,406	11,389	1,476	—	95,486
Corporate Office Properties Trust	210,486	14,752	24,733	2,103	358	153,448
Corrections Corp. of America	347,134	26,825	42,806	8,157	—	294,294

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Cousins Properties Inc.	175,054	12,838	23,949	2,500	5	152,996
CubeSmart	277,623	48,498	33,714	3,051	757	310,818
CyrusOne Inc.	78,193	63,975	14,882	1,688	—	135,215
DCT Industrial Trust Inc.	238,684	30,067	28,350	3,615	—	219,962
DDR Corp.	454,185	33,902	53,492	316	777	358,584
DiamondRock Hospitality Co.	215,618	16,012	22,033	2,676	350	181,301
Digital Realty Trust Inc.	749,429	56,935	92,530	14,818	1,681	625,187
Douglas Emmett Inc.	296,179	24,718	39,325	1,362	—	289,928
Duke Realty Corp.	564,722	43,851	65,593	3,686	2,382	498,518
DuPont Fabros Technology Inc.	186,072	12,522	20,656	3,869	—	142,839
EastGroup Properties Inc.	155,010	11,876	16,679	2,309	117	138,934
Education Realty Trust Inc.	122,102	11,156	13,752	2,556	—	108,980
EPR Properties	279,585	21,578	33,411	6,649	—	233,492
Equity Commonwealth	231,741	23,891	22,864	—	—	231,401
Equity LifeStyle Properties Inc.	330,777	27,360	43,386	3,618	520	331,941
Equity Residential	2,021,483	204,172	199,005	18,478	10,112	1,950,346
Essex Property Trust Inc.	1,087,992	94,977	125,526	9,868	3,141	1,049,961
Excel Trust Inc.	65,103	4,850	10,219	936	94	68,113
Extra Space Storage Inc.	551,588	52,132	81,279	7,949	23	582,740
Federal Realty Investment Trust	738,245	61,470	89,065	8,586	116	673,099
FelCor Lodging Trust Inc.	84,953	26,222	13,397	521	—	89,830
First Industrial Realty Trust Inc.	182,175	13,444	21,916	2,063	—	166,287
First Potomac Realty Trust	57,107	3,674	6,158	383	—	47,791
Franklin Street Properties Corp.	88,106	6,293	10,649	1,530	20	76,039
Gaming and Leisure
Properties Inc.	222,368	19,475	30,557	7,063	184	213,498
GEO Group Inc.	239,706	21,827	28,021	6,891	—	200,792
Getty Realty Corp.	37,636	2,324	4,309	433	322	31,801
Government Properties
Income Trust	121,586	8,333	14,053	3,228	155	87,148
Gramercy Property Trust Inc.	93,966	31,745	14,001	1,547	—	98,251
HCP Inc.	1,644,529	117,573	184,724	32,775	1,798	1,276,230
Health Care REIT Inc.	2,011,377	287,151	254,037	21,676	3,698	1,724,583
Healthcare Realty Trust Inc.	222,376	15,530	21,576	1,722	179	171,305

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Healthcare Trust of
America Inc. Class A	266,921	26,854	27,976	4,569	—	225,414
Hersha Hospitality Trust Class A	101,736	7,304	22,447	1,948	—	87,010
Highwoods Properties Inc.	322,038	26,631	34,208	4,408	912	281,988
Home Properties Inc.	306,547	25,778	40,829	4,608	1,510	305,391
Hospitality Properties Trust	370,178	28,847	47,139	10,874	—	294,718
Host Hotels & Resorts Inc.	1,312,554	100,106	158,735	19,308	2,843	1,052,649
Hudson Pacific Properties Inc.	172,701	25,775	22,918	471	—	166,071
Inland Real Estate Corp.	77,782	5,317	8,936	1,744	—	63,580
Investors Real Estate Trust	71,727	4,839	5,283	578	214	62,152
Iron Mountain Inc.	495,876	113,512	45,745	12,707	—	429,886
Kilroy Realty Corp.	467,679	41,731	48,971	2,426	24	438,746
Kimco Realty Corp.	861,821	65,800	102,677	7,426	2,453	730,891
Kite Realty Group Trust	192,742	13,370	21,894	3,331	—	158,035
LaSalle Hotel Properties	342,592	26,149	39,594	6,678	74	269,284
Lexington Realty Trust	180,183	11,768	17,543	3,235	36	130,305
Liberty Property Trust	452,568	32,900	52,012	7,610	1,555	363,206
LTC Properties Inc.	124,036	8,812	12,789	2,105	191	111,711
Macerich Co.	917,713	72,387	156,484	7,077	6,084	762,852
Mack-Cali Realty Corp.	125,131	9,367	14,981	1,276	85	126,458
Medical Properties Trust Inc.	236,916	17,531	23,577	4,716	457	204,502
Mid-America Apartment
Communities Inc.	452,270	36,180	58,491	7,380	946	433,761
Monmouth Real Estate
Investment Corp.	48,113	2,989	6,123	667	26	37,535
National Health Investors Inc.	188,389	19,574	17,063	3,934	81	166,831
National Retail Properties Inc.	406,303	48,893	46,698	6,538	165	353,175
New Senior Investment
Group Inc.	92,138	23,561	19,673	2,384	—	77,836
New York REIT Inc.	128,294	9,201	15,271	1,846	—	120,442
NorthStar Realty Finance Corp.	—	444,148	16,402	—	—	378,094
Omega Healthcare Investors Inc.	423,166	77,941	59,629	9,309	—	426,337
One Liberty Properties Inc.	24,002	1,501	2,635	655	93	20,938
Paramount Group Inc.	—	217,094	8,269	1,060	—	203,602
Parkway Properties Inc.	106,488	11,966	9,135	1,256	96	107,149

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Pebblebrook Hotel Trust	249,828	20,119	29,920	3,244	—	209,317
Pennsylvania REIT	124,845	9,080	15,057	96	—	108,439
Physicians Realty Trust	85,496	5,681	12,290	2,075	—	71,127
Piedmont Office Realty
Trust Inc. Class A	228,541	16,603	27,275	2,706	267	201,549
Post Properties Inc.	250,611	18,799	30,556	1,738	1,276	222,893
Prologis Inc.	1,710,618	132,843	178,744	9,056	17,764	1,490,432
PS Business Parks Inc.	128,785	8,944	15,041	1,484	—	111,385
Public Storage	2,233,776	181,939	292,934	33,369	—	2,159,774
RAIT Financial Trust	44,156	6,115	5,199	2,177	712	34,099
Ramco-Gershenson
Properties Trust	113,783	8,903	12,659	1,756	59	94,605
Realty Income Corp.	916,793	68,519	101,608	13,289	—	779,114
Regency Centers Corp.	480,142	40,352	55,840	5,319	521	431,624
Retail Opportunity
Investments Corp.	122,126	10,896	14,317	1,223	97	114,672
Retail Properties of America Inc.	317,368	22,368	37,023	4,001	—	246,815
RLJ Lodging Trust	341,227	25,549	42,026	6,369	—	282,145
Ryman Hospitality Properties Inc.	191,182	15,613	25,856	4,157	121	188,296
Sabra Health Care REIT Inc.	132,097	28,045	11,189	1,370	60	127,660
Select Income REIT	NA [3]	50,027	8,235	3,347	—	95,389
Senior Housing Properties Trust	359,853	74,935	42,166	8,111	555	290,908
Silver Bay Realty Trust Corp.	43,247	3,171	7,834	178	—	40,115
Simon Property Group Inc.	4,679,203	369,714	550,169	67,366	678	4,217,958
SL Green Realty Corp.	913,370	80,185	100,723	6,888	1,669	814,012
Sovran Self Storage Inc.	239,103	23,480	21,789	4,043	—	241,436
Spirit Realty Capital Inc.	388,890	64,953	48,733	7,793	963	319,016
STAG Industrial Inc.	126,405	9,405	13,449	2,544	21	90,877
Starwood Waypoint
Residential Trust	71,001	5,366	10,987	516	—	66,271
Strategic Hotels & Resorts Inc.	258,483	19,688	25,722	—	—	255,795
Summit Hotel Properties Inc.	83,520	6,566	11,104	1,526	509	83,994
Sun Communities Inc.	229,854	37,963	21,590	1,753	374	252,984
Sunstone Hotel Investors Inc.	267,957	19,514	31,583	1,513	—	210,359

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			July 31,
	2015		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Tanger Factory Outlet
Centers Inc.	286,091	20,100	34,311	3,601	17	222,306
Taubman Centers Inc.	393,456	29,532	48,367	4,259	—	339,679
UDR Inc.	634,783	59,542	76,330	6,341	4,083	627,145
Universal Health Realty
Income Trust	50,058	3,345	4,539	814	344	44,334
Urban Edge Properties	152,107	30,314	15,065	2,647	—	152,749
Vanguard Market Liquidity Fund	135,804	NA4	NA [4]	23	—	170,593
Ventas Inc.	1,958,845	144,668	198,772	30,831	2,183	1,590,929
VEREIT Inc.	NA [2]	2,641	—	—	—	568,419
Vornado Realty Trust	1,413,772	111,532	179,279	7,610	388	1,182,453
Washington REIT	145,107	10,628	14,751	1,735	97	131,044
Weingarten Realty Investors	330,052	25,576	40,514	3,896	2,031	293,608
Whitestone REIT	27,079	5,615	2,861	932	367	24,969
Winthrop Realty Trust	41,981	2,803	9,644	1,850	925	32,977
WP Carey Inc.	487,167	66,059	44,872	13,322	70	433,832
WP GLIMCHER Inc.	246,866	16,930	26,651	4,863	—	179,658
Xenia Hotels & Resorts Inc.	—	180,123	7,226	1,670	—	157,563
	52,968,710			680,157	110,266	48,037,764

1 Includes net realized gain (loss) on affiliated investment securities sold of $1,085,227,000.
2 Not applicable—In July 2015, American Realty Capital Properties Inc. changed its name to VEREIT Inc.
3 Not applicable—At January 31, 2015, the issuer was not an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$927.03	$1.19
ETF Shares	1,000.00	927.84	0.53
Admiral Shares	1,000.00	927.80	0.53
Institutional Shares	1,000.00	927.90	0.43
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.25
ETF Shares	1,000.00	1,024.25	0.55
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.35	0.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, 0.11% for ETF Shares, 0.11% for Admiral Shares, and 0.09% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
Who Are Deaf or Hard of Hearing> 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092015

Semiannual Report | July 31, 2015

Vanguard Dividend Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard Dividend Growth Fund	5.69%
NASDAQ US Dividend Achievers Select Index	3.53
Large-Cap Core Funds Average	6.28
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$22.47	$23.17	$0.217	$0.351

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks advanced during the six months ended July 31, 2015, despite jitters in global stock markets related to the Greek debt crisis and slumping Chinese stocks.

Vanguard Dividend Growth Fund returned 5.69%, more than 2 percentage points ahead of its benchmark index. The advisor’s stock selections in industrials, consumer discretionary, and financials contributed most to this outperformance.

The fund trailed the average return of its large-capitalization core peers, many of which aren’t focused on stocks with a track record of increasing their dividends.

The fund’s 30-day SEC yield fell from 2.10% at the start of the period to 1.96% at the end.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, concerns about Greece and China weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also riled stocks at times.

2

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe surpassed those of the Pacific region and emerging markets.

Returns of taxable bonds slid
as a rate hike grew likelier
Bond prices declined in four of the six

months, and the U.S. taxable bond market returned –1.47%. The yield of the 10-year Treasury note ended July at 2.26%, up from 1.75% six months earlier. (Bond prices and yields move in opposite directions.)

Treasury bond yields mostly rose over the period, as it appeared more likely that the Federal Reserve would raise short-term interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

The advisor’s stock selections boosted the fund’s performance
The Dividend Growth Fund’s advisor, Wellington Management Company, focuses on identifying high-quality companies that have both the ability and the commitment to grow their dividends. Unlike other dividend funds, which focus more on the highest-yielding stocks, Dividend Growth aims to identify companies with strong potential to increase their dividends over time.

The advisor’s long-term perspective and stock-by-stock selection process made the fund less vulnerable to investors’ shift away from high-yielding stocks during the period. In recent years, investors frustrated by low bond yields had flocked to these stocks. That trend came to a halt in 2015 amid signals that the Fed might begin raising short-term interest rates later this year. Higher rates can make dividend-paying stocks less attractive to some investors.

The fund’s performance benefited from the advisor’s ability to select stocks outside the parameters of its benchmark, the NASDAQ US Dividend Achievers Select Index. The index follows stringent rules, including a requirement to invest in stocks that have increased their annual dividends for at least ten consecutive years. By contrast, the advisor will consider companies that don’t meet the index’s criteria if it regards them as fundamentally sound and likely to raise their dividends.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.32%	1.12%

The fund expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Core Funds.

4

As I mentioned, the advisor’s choices in the industrial, consumer discretionary, and financial sectors were rewarding. In industrials, the fund’s larger exposure to stronger-performing aerospace and defense industry stocks helped it outshine the benchmark. Its avoidance of railroad and trucking company stocks shielded it from the laggards.

Consumer discretionary stocks also bolstered the fund’s result. Lower gas prices and improvements in the economy and labor markets helped keep more money in consumers’ pockets. The advisor’s selections among movie and entertainment stocks stood out. Apparel and specialty retail stocks also lifted returns.

A bigger allocation to financials—more than double the benchmark’s—aided the fund’s performance, powered by banks and insurance companies. The advisor invested in some of the nation’s largest banks, which the benchmark could not contain because they reduced or eliminated dividend payments during the 2008–2009 financial crisis.

Health care, another large holding for the fund, also did well. An overweighting of the sector and the advisor’s picks among managed health care and biotechnology companies boosted results.

You can find more information about the fund’s performance and positioning in the Advisor’s Report that follows this letter.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a

5

balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long term—in this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in terms of their expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2015

6

Advisor’s Report

Vanguard Dividend Growth Fund gained 5.69% for the six months ended July 31, 2015, outperforming the 3.53% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment
We are pleased with the fund’s performance for the half year—not only because of the results, but also because the results were in line with our expectations. The period was volatile globally from both an economic and a geopolitical perspective. In such an environment, we would expect the portfolio to do relatively well.

It was hard to imagine that anything could have knocked merger and acquisition (M&A) activity from the headlines as large-scale deals seemed to be announced daily. But events in Greece and China easily replaced M&A as the topic of greatest interest among investors.

We view the issues between Greece and the euro region as a tempest in a teapot for our portfolio. The disruption caused by a potential “Grexit” would likely create volatility that would affect markets broadly. But based on our positioning and our focus on large multinational enterprises, we believe the portfolio would have little direct reaction.

China is of more concern. The world’s second-largest economy appears to be going through a significant slowdown as it shifts from export-dominated to more of a balance between exports and internal consumption. Such a transition will require a work-off of excesses in commodities, credit, and the like. Both the government and the central bank will be hard-pressed to manage it without much pain. This will likely affect the portfolio more than any outcome in Greece. Indeed, many (though certainly not all) companies in the portfolio have exposure to China, from both a sales and a sourcing perspective. Weakness in Chinese equity markets should also have an impact. Although the government is attempting to manage this potential softness, it seems unlikely that downside volatility will vanish soon. We should expect some knock-on global effects.

As always, we will manage the portfolio with an eye toward long-term wealth creation through dividend growth. We will use any sustained weakness in our holdings from Greek or Chinese volatility as an opportunity to improve our position. In other words, we don’t fear such volatility—we embrace it.

The fund’s successes
All sectors except utilities boosted absolute performance for the six months. Holdings in the consumer discretionary, health care, financial, and information technology sectors were the leaders, while our small position in utilities stocks detracted.

Among the fund’s top absolute contributors were Nike (consumer discretionary), Accenture (information technology), Chubb (financials), Walt Disney (consumer discretionary), and BG Group (energy). We eliminated BG Group before the end of the period.

7

Accenture, a leading provider of management consulting, technology services, and outsourcing, has posted strong results in the last few quarters. The company has been increasing its market share as investments in growth begin to pay off against competitors overly focused on protecting margins. Accenture invested heavily in growing its digital business and is benefiting as customers reorient their information technology systems toward the cloud. We believe the company is well-positioned to advise clients on managing that change.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 14.3% for calendar-year 2016. Our run-rate calculation is a rough estimate of potential dividend growth. It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous year’s actual rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of such increases. Therefore, although companies in the early stages of dividend growth tend to show large percentage increases, the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

Among the companies with notable dividend run-rate increases were Costco Wholesale and Marsh & McLennan.

The fund’s shortfalls
On an absolute basis, our utilities holdings detracted; energy and consumer staples produced the smallest contributions. Telecommunication services had no effect because we did not hold any telecom companies during the period.

Our biggest detractors included Wal-Mart (consumer staples), Chevron (energy), United Technologies (industrials), Exxon Mobil (energy), and Procter & Gamble (consumer staples).

Shares of Chevron, a U.S.-based integrated oil and gas company, fell on broad energy weakness. The company is cutting capital expenditures over the next two years, which is likely to improve cash flows; we continue to like the stock.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer time frame, with an eye consistently focused on dividend action.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We seek to fulfill this objective by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth

8

prospects. Our industry and sector weightings are a result of this process. We continue to be agnostic to sector positioning versus a benchmark because our weightings result from this bottom-up stock selection. As of the end of the period, the fund had significant allocations to health care, industrial, and consumer staples but less exposure (below 5%) to materials. We currently do not hold any utilities or telecommunication services stocks.

Since our last report, the fund’s positioning has changed modestly, but our investment strategy has not. Additions to the fund over the last six months have been driven largely by price opportunity. We also constantly assess and adjust the weightings of our positions.

Overall, as has been the case for much of the last few years, we remain highly cautious in our investment posture. It’s important to remind ourselves that whatever view we may have over the next month, year, or even five years will have little bearing on our portfolio decisions. We continue to believe in the power of compounding as expressed by a growing dividend. We consider time our friend—whereas many investors regard it as the enemy. We believe a long-term outlook characterized by patience and low turnover is our best recipe for managing the fund. We stay true to our process and believe that the Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation for shareholders over time.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company LLP

August 19, 2015

9

Dividend Growth Fund

Fund Profile
As of July 31, 2015

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	46	181	3,842
Median Market Cap	$92.3B	$61.5B	$50.5B
Price/Earnings Ratio	19.6x	20.1x	21.9x
Price/Book Ratio	3.7x	3.9x	2.8x
Return on Equity	23.3%	21.3%	17.4%
Earnings Growth
Rate	9.2%	7.1%	11.5%
Dividend Yield	2.3%	2.3%	1.9%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	25%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.32%	—	—
30-Day SEC Yield	1.96%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary	11.4%	9.9%	13.6%
Consumer Staples	17.0	26.6	8.4
Energy	6.5	1.1	6.5
Financials	14.1	6.4	18.3
Health Care	18.2	12.4	15.3
Industrials	18.1	20.7	10.6
Information Technology	10.4	14.2	19.0
Materials	4.3	6.4	3.3
Telecommunication
Services	0.0	0.1	2.1
Utilities	0.0	2.2	2.9

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.94	0.90
Beta	0.86	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
United Parcel Service	Air Freight &
Inc.	Logistics	3.3%
Microsoft Corp.	Systems Software	3.0
TJX Cos. Inc.	Apparel Retail	2.8
UnitedHealth Group Inc.	Managed Health
	Care	2.8
ACE Ltd.	Property & Casualty
	Insurance	2.8
Honeywell International	Aerospace &
Inc.	Defense	2.7
Coca-Cola Co.	Soft Drinks	2.6
Accenture plc	IT Consulting &
	Other Services	2.6
United Technologies	Aerospace &
Corp.	Defense	2.6
Cardinal Health Inc.	Health Care
	Distributors	2.5
Top Ten		27.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratio was 0.29%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2005, Through July 31, 2015

Dividend Growth Fund
Dividend Growth Spliced Index

For a benchmark description, see the Glossary.

Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	6.19%	16.13%	9.16%

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (98.0%)
Consumer Discretionary (11.1%)
TJX Cos. Inc.	10,170,432	710,099
NIKE Inc. Class B	5,436,220	626,361
McDonald’s Corp.	5,912,686	590,441
Lowe’s Cos. Inc.	7,431,323	515,437
Walt Disney Co.	3,195,615	383,474
		2,825,812
Consumer Staples (16.7%)
Coca-Cola Co.	16,164,967	664,057
Wal-Mart Stores Inc.	7,010,548	504,619
Colgate-Palmolive Co.	7,363,418	500,860
Costco Wholesale Corp.	3,075,873	446,924
Walgreens Boots Alliance
Inc.	4,598,119	444,316
Diageo plc	15,778,324	442,628
CVS Health Corp.	3,923,145	441,236
Procter & Gamble Co.	5,565,318	426,860
Anheuser-Busch InBev
NV	3,045,256	362,967
		4,234,467
Energy (6.4%)
Chevron Corp.	6,553,619	579,864
Exxon Mobil Corp.	7,205,464	570,745
Schlumberger Ltd.	5,611,388	464,735
		1,615,344
Financials (13.9%)
ACE Ltd.	6,427,603	699,130
Marsh & McLennan Cos.
Inc.	9,929,365	575,308
PNC Financial Services
Group Inc.	5,203,209	510,851
Wells Fargo & Co.	8,779,033	508,043
BlackRock Inc.	1,308,302	440,008
Chubb Corp.	3,515,501	437,082
Public Storage	1,695,882	347,961
		3,518,383

		Market
		Value
	Shares	($000)
Health Care (17.8%)
UnitedHealth Group Inc.	5,795,015	703,515
Cardinal Health Inc.	7,583,856	644,476
Merck & Co. Inc.	10,807,140	637,189
Johnson & Johnson	6,353,035	636,638
Medtronic plc	7,559,953	592,625
Roche Holding AG	1,749,037	504,563
Amgen Inc.	2,615,759	461,917
Pfizer Inc.	9,217,818	332,394
		4,513,317
Industrials (17.7%)
United Parcel Service Inc.
Class B	8,070,465	826,093
Honeywell International
Inc.	6,543,781	687,424
United Technologies
Corp.	6,457,798	647,782
Lockheed Martin Corp.	3,032,909	628,116
Canadian National
Railway Co.	9,203,205	574,140
Northrop Grumman Corp.	2,528,914	437,527
Union Pacific Corp.	3,914,521	382,018
General Dynamics Corp.	2,101,133	313,300
		4,496,400
Information Technology (10.2%)
Microsoft Corp.	16,129,850	753,264
Accenture plc Class A	6,327,443	652,423
Automatic Data
Processing Inc.	7,474,834	596,267
Oracle Corp.	14,479,925	578,328
		2,580,282
Materials (4.2%)
Praxair Inc.	5,511,061	629,033
Ecolab Inc.	3,849,594	445,821
		1,074,854
Total Common Stocks
(Cost $18,060,437)		24,858,859

12

Dividend Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (3.2%)
Repurchase Agreements (2.6%)
RBS Securities, Inc.
0.140%, 8/3/15 (Dated
7/31/15, Repurchase Value
$423,005,000, collateralized
by U.S. Treasury Note/Bond,
0.109%–3.625%, 1/31/17–
6/30/22, with a value of
$431,460,000)	423,000	423,000
Morgan Stanley & Co., Inc.
0.130%, 8/3/15 (Dated
7/31/15, Repurchase Value
$137,501,000, collateralized
by Federal Farm Credit Bank,
3.190%–3.250%, 5/14/27–
3/30/29, Federal Home Loan
Bank, 1.500%, 7/16/18,
Federal Home Loan
Mortgage Assn. 2.500%–
9.500%, 3/1/16–4/1/45,
Federal National Mortgage
Assn. 2.500%–9.000%,
2/1/17–5/1/45, Government
National Mortgage Assn.
3.000%–9.500%, 9/15/16–
7/20/45, with a value of
$140,250,000)	137,500	137,500
Societe Generale 0.170%,
8/3/15 (Dated 7/31/15,
Repurchase Value
$100,601,000, collateralized
by Federal Home Loan
Mortgage Co. 2.810%,
3/1/45, Federal National
Mortgage Assn. 0.000%–
4.000%, 3/1/28–7/1/45,
U.S Treasury Note/Bond,
1.500%–2.125%, 12/31/18–
6/30/21, with a value of
$102,612,000)	100,600	100,600
		661,100

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.6%)
1	Federal Home Loan
	Bank Discount Notes,
	0.093%, 8/24/15	90,000	89,995
1	Federal Home Loan
	Bank Discount Notes,
	0.090%, 9/25/15	50,000	49,992
			139,987
Total Temporary Cash Investments
(Cost $801,088)			801,087
Total Investments (101.2%)
(Cost $18,861,525)			25,659,946
Other Assets and Liabilities (-1.2%)
Other Assets			462,849
Liabilities			(763,003)
			(300,154)
Net Assets (100%)
Applicable to 1,094,594,732 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			25,359,792
Net Asset Value Per Share			$23.17

At July 31, 2015, net assets consisted of:
			Amount
			($000)
Paid-in Capital			18,218,159
Undistributed Net Investment Income			5,017
Accumulated Net Realized Gains			338,486
Unrealized Appreciation (Depreciation)
	Investment Securities		6,798,421
	Foreign Currencies		(291)
Net Assets			25,359,792

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends[1]	284,289
Interest	260
Securities Lending	707
Total Income	285,256
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,976
Performance Adjustment	4,516
The Vanguard Group—Note C
Management and Administrative	13,061
Marketing and Distribution	2,207
Custodian Fees	149
Shareholders’ Reports	156
Trustees’ Fees and Expenses	19
Total Expenses	35,084
Net Investment Income	250,172
Realized Net Gain (Loss)
Investment Securities Sold	338,893
Foreign Currencies	(1,115)
Realized Net Gain (Loss)	337,778
Change in Unrealized Appreciation (Depreciation)
Investment Securities	741,697
Foreign Currencies	(226)
Change in Unrealized Appreciation (Depreciation)	741,471
Net Increase (Decrease) in Net Assets Resulting from Operations	1,329,421
1 Dividends are net of foreign withholding taxes of $4,505,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	250,172	418,496
Realized Net Gain (Loss)	337,778	726,190
Change in Unrealized Appreciation (Depreciation)	741,471	1,517,946
Net Increase (Decrease) in Net Assets Resulting from Operations	1,329,421	2,662,632
Distributions
Net Investment Income	(234,423)	(428,918)
Realized Capital Gain[1]	(371,968)	(344,452)
Total Distributions	(606,391)	(773,370)
Capital Share Transactions
Issued	2,918,988	4,456,080
Issued in Lieu of Cash Distributions	548,526	694,537
Redeemed	(1,897,823)	(3,110,104)
Net Increase (Decrease) from Capital Share Transactions	1,569,691	2,040,513
Total Increase (Decrease)	2,292,721	3,929,775
Net Assets
Beginning of Period	23,067,071	19,137,296
End of Period[2]	25,359,792	23,067,071

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $52,987,000 and $83,860,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,017,000 and ($9,617,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.47	$20.45	$17.52	$15.81	$14.68	$12.82
Investment Operations
Net Investment Income	.232	.430	.385	.357	.317	.283
Net Realized and Unrealized Gain (Loss)
on Investments	1.036	2.378	3.033	1.721	1.126	1.850
Total from Investment Operations	1.268	2.808	3.418	2.078	1.443	2.133
Distributions
Dividends from Net Investment Income	(. 217)	(. 440)	(. 384)	(. 368)	(. 313)	(. 273)
Distributions from Realized Capital Gains	(.351)	(.348)	(.104)	—	—	—
Total Distributions	(. 568)	(.788)	(. 488)	(. 368)	(. 313)	(. 273)
Net Asset Value, End of Period	$23.17	$22.47	$20.45	$17.52	$15.81	$14.68

Total Return[1]	5.69%	13.69%	19.60%	13.36%	9.90%	16.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,360	$23,067	$19,137	$12,704	$8,829	$4,995
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.32%	0.31%	0.29%	0.31%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.94%	2.03%	2.22%	2.28%	2.25%
Portfolio Turnover Rate	25%	23%	18%	11%	13%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.02%, 0.00%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

17

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the NASDAQ US Dividend Achievers Select Index. For the six months ended July 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $4,516,000 (0.04%) based on performance.

18

Dividend Growth Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $2,170,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	23,548,701	1,310,158	—
Temporary Cash Investments	—	801,087	—
Total	23,548,701	2,111,245	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the period ended July 31, 2015, the fund realized net foreign currency losses of $1,115,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2015, the cost of investment securities for tax purposes was $18,861,525,000. Net unrealized appreciation of investment securities for tax purposes was $6,798,421,000, consisting of unrealized gains of $7,058,548,000 on securities that had risen in value since their purchase and $260,127,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2015, the fund purchased $4,729,623,000 of investment securities and sold $2,938,288,000 of investment securities, other than temporary cash investments. Purchases and sales include $396,347,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

19

Dividend Growth Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2015	January 31, 2015
	Shares	Shares
	(000)	(000)
Issued	126,357	200,627
Issued in Lieu of Cash Distributions	23,985	30,279
Redeemed	(82,099)	(140,286)
Net Increase (Decrease) in Shares Outstanding	68,243	90,620

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,056.91	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092015

Semiannual Report | July 31, 2015

Vanguard Dividend Appreciation Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended July 31, 2015
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	3.47%
ETF Shares
Market Price	3.49
Net Asset Value	3.51
Admiral™ Shares	3.54
NASDAQ US Dividend Achievers Select Index	3.53
Large-Cap Core Funds Average	6.28
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2015, Through July 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$31.37	$32.12	$0.341	$0.000
ETF Shares	78.42	80.28	0.901	0.000
Admiral Shares	21.28	21.79	0.244	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned more than 3% for the six months ended July 31, 2015, in line with its benchmark, the NASDAQ US Dividend Achievers Select Index.

The fund trailed the average return of its large-capitalization core peers. It also lagged the broad U.S. stock market, which delivered a solid advance for the period. Unlike your fund, its peers have no explicit mandate to invest in stocks with a long track record of raising their dividends.

The fund’s 30-day SEC yield for Investor Shares rose from 1.97% at the start of the period to 2.09% at the end.

U.S. stocks proved resilient in a challenging environment
The broad U.S. stock market returned more than 6% over the six months. Corporate earnings generally exceeded forecasts, and investors seemed encouraged by the monetary stimulus efforts of other nations’ central banks.

But stocks also encountered hurdles. During the latter part of the period, Greece’s debt crisis and a swoon by Chinese stocks weighed on global markets. The strong U.S. dollar’s negative effect on the profits of U.S.-based multinational companies, valuations that some investors perceived as high, and muddled economic news also roiled stocks at times.

2

For U.S. investors, international stocks returned about 4%; results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of Europe surpassed those of the Pacific region and emerging markets.

Returns of taxable bonds slid as a rate hike grew likelier

Bond prices declined in four of the six months as the U.S. taxable bond market returned –1.47%. The yield of the 10-year Treasury note ended July at 2.26%, up from 1.75% six months earlier. (Bond prices and yields move in opposite directions.) Treasury bond yields mostly rose over the period as it appeared more likely that the Federal Reserve would raise short-term interest rates before year’s end.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.79%, curbed by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds returned about –1%.

Returns were negligible for money market funds and savings accounts as the Fed’s target for short-term rates remained at 0%–0.25%.

Market Barometer

			Total Returns
		Periods Ended July 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.60%	11.24%	16.45%
Russell 2000 Index (Small-caps)	6.98	12.03	15.27
Russell 3000 Index (Broad U.S. market)	6.61	11.28	16.35
FTSE All-World ex US Index (International)	4.26	-3.74	6.23

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.47%	2.82%	3.27%
Barclays Municipal Bond Index (Broad tax-exempt market)	-0.92	3.56	4.39
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	2.12%	0.17%	1.83%

3

Limited exposure to financials hindered results for the half year

The Dividend Appreciation Index Fund’s benchmark index includes about 180 stocks of companies that have raised their dividends for ten or more consecutive years. Unlike many dividend-focused funds, your fund’s objective is not to provide the highest current yield. Instead, in seeking to track its index, the fund invests in high-quality companies that have both the ability and the commitment to increase their dividends over time.

The requirements of the index tilt exposure toward certain sectors and away from others. That, of course, influences the fund’s overall performance. For example, during the half year, the fund had limited exposure to large banks, one of the best-performing segments of the financial sector. Many such banks had been dropped from the index because they reduced or eliminated their dividends during the financial crisis.

The fund’s lack of exposure to real estate investment trusts (REITs) shielded it from negative returns for the period. Stocks such as REITs that have traditionally paid high dividends have struggled in 2015 because investors are concerned about the Fed’s expected rate increase. Higher interest rates can make financing more expensive for REITs.

For the half year, seven of the index’s ten industry sectors posted positive returns, with the consumer services sector contributing the most to the index’s

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	0.10%	1.12%

The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the fund’s annualized expense ratios were 0.18% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Core Funds.

4

advance. Stocks in this sector benefited from improvements in the economy and labor markets, and lower gasoline prices put more money in consumers’ pockets. Food and drug retailers and restaurant chains performed well.

Health care stocks surged during the period. Health care equipment and services providers and a pair of pharmaceutical company holdings turned in double-digit gains. Pharmaceutical firms reported solid earnings aided by strong global sales.

In technology, giant software and computer services providers stood out. Although demand for personal computers has declined, some of these more mature tech companies have begun revamping their strategies and pursuing other business lines, such as cloud technology, to become more competitive.

Conversely, oil and gas stocks fell the most sharply in the index for the period. The sector was also the worst performer in the broad market. Some of the biggest U.S. oil companies reported their weakest profits in more than a decade from pumping oil and natural gas. Falling oil prices, and increased costs related to extracting natural gas and oil, contributed to that weakness.

Industrials, the index’s largest sector, declined slightly. Some of the sector’s poorest returns came from railroad company stocks hit hard by a slump in coal exports.

Utilities, a relatively small sector, also slipped. Utility stocks, once a magnet for investors searching for alternatives to low bond yields, fell across the board as investors looked for other opportunities in anticipation of rising interest rates.

As your investment costs go down, your chance for success can go up
Being an investor can be frustrating at times: You’re planning for your financial future, but some factors—for example, the financial markets—are beyond your control. Although you can’t control the markets, you do have some choice in how much you pay to invest in them. And what you pay can greatly affect your chance for investing success.

At Vanguard, as you know, we take minimizing costs seriously. Indeed, that’s one of our four investment principles. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/ research.) Paying less in expenses has an intuitive, immediate appeal.

5

Less obvious, perhaps, is the enormous advantage that low costs can offer over time.

Imagine two well-diversified portfolios, each with a starting balance of $100,000 and each earning a yearly return of 6%, which is reinvested over a 30-year period. In one scenario, the investor pays 0.25% of assets every year in portfolio expenses, while in the other, the investor pays 0.90%. (Keep in mind that this is a hypothetical example and doesn’t represent any particular investment.)

After 30 years, the lower-cost portfolio has a balance of more than $530,000, while the higher-cost portfolio has a balance of almost $440,000. What might seem like a trifling cost difference at the start becomes a meaningful difference in the long termin this example, nearly $100,000.

Increasingly, investors recognize the importance of minimizing costs. According to Morningstar, over the past ten years, 95% of cash flows have gone into funds ranked in the lowest 20% in expenses. We’re pleased to see this trend, because it means investors are keeping more of their returns and, by doing so, have given themselves a better chance of reaching their financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2015

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2015

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.20%	0.10%	0.10%
30-Day SEC Yield	2.09%	2.19%	2.19%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	181	181	3,842
Median Market Cap	$61.5B	$61.5B	$50.5B
Price/Earnings Ratio	20.1x	20.1x	21.9x
Price/Book Ratio	3.9x	3.9x	2.8x
Return on Equity	21.3%	21.3%	17.4%
Earnings Growth
Rate	7.1%	7.1%	11.5%
Dividend Yield	2.3%	2.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	24%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.4%
Johnson & Johnson	Pharmaceuticals	4.0
Coca-Cola Co.	Soft Drinks	3.9
International Business
Machines Corp.	Computer Services	3.8
Procter & Gamble Co.	Nondurable
	Household Products	3.7
Wal-Mart Stores Inc.	Broadline Retailers	3.5
PepsiCo Inc.	Soft Drinks	3.4
CVS Health Corp.	Drug Retailers	3.0
Medtronic plc	Medical Equipment	2.6
QUALCOMM Inc.	Semiconductors	2.5
Top Ten		34.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2015, the annualized expense ratios were 0.18% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares.

7

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)

		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Basic Materials	4.1%	4.1%	2.4%
Consumer Goods	20.9	21.0	9.9
Consumer Services	18.7	18.7	14.3
Financials	6.4	6.4	19.5
Health Care	11.3	11.2	14.4
Industrials	22.2	22.2	12.3
Oil & Gas	1.1	1.1	6.5
Technology	13.0	13.0	15.7
Telecommunications	0.1	0.1	2.1
Utilities	2.2	2.2	2.9

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2015

Dividend Appreciation Index Fund Investor Shares
NASDAQ US Dividend Achievers Select Index

Note: For 2016, performance data reflect the six months ended July 31, 2015.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	2.95%	14.62%	7.12%
ETF Shares	4/21/2006
Market Price		3.10	14.75	7.26
Net Asset Value		3.05	14.75	7.25
Admiral Shares	12/19/2013	3.07	—	6.47

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.1%)
Ecolab Inc.	1,730,970	200,464
Praxair Inc.	1,670,473	190,668
Air Products &
Chemicals Inc.	1,239,407	176,628
PPG Industries Inc.	1,573,966	170,586
International Flavors &
Fragrances Inc.	468,380	54,140
Westlake Chemical Corp.	768,566	48,012
Airgas Inc.	434,563	44,334
RPM International Inc.	773,660	36,262
Albemarle Corp.	648,855	35,168
Royal Gold Inc.	374,523	18,884
Compass Minerals
International Inc.	194,280	15,542
HB Fuller Co.	290,949	11,655
Stepan Co.	129,098	6,327
		1,008,670
Consumer Goods (20.9%)
Coca-Cola Co.	23,125,650	950,002
Procter & Gamble Co.	11,762,562	902,188
PepsiCo Inc.	8,574,939	826,195
NIKE Inc. Class B	3,970,520	457,483
Colgate-Palmolive Co.	5,247,115	356,909
Monsanto Co.	2,797,283	285,015
VF Corp.	2,498,089	192,578
Archer-Daniels-
Midland Co.	3,668,861	173,977
Kellogg Co.	2,062,550	136,479
Stanley Black &
Decker Inc.	910,567	96,056
Hormel Foods Corp.	1,525,097	90,301
Clorox Co.	758,880	84,949
Brown-Forman Corp.
Class B	734,208	79,595
Genuine Parts Co.	883,391	78,578
JM Smucker Co.	692,259	77,318
Bunge Ltd.	839,920	67,068
Church & Dwight Co. Inc.	755,121	65,189

		Market
		Value•
	Shares	($000)
McCormick & Co. Inc.	672,805	55,177
Polaris Industries Inc.	383,487	52,561
Leggett & Platt Inc.	800,339	38,264
Flowers Foods Inc.	1,211,447	26,240
Lancaster Colony Corp.	158,284	14,754
J&J Snack Foods Corp.	108,044	12,788
^ Tootsie Roll Industries Inc.	222,379	7,221
Andersons Inc.	167,565	6,250
		5,133,135
Consumer Services (18.7%)
Wal-Mart Stores Inc.	11,930,673	858,770
CVS Health Corp.	6,509,202	732,090
Walgreens Boots
Alliance Inc.	6,305,088	609,261
Lowe’s Cos. Inc.	5,553,301	385,177
Costco Wholesale Corp.	2,548,016	370,227
Target Corp.	3,703,164	303,104
TJX Cos. Inc.	3,984,770	278,217
Yum! Brands Inc.	2,505,258	219,861
Cardinal Health Inc.	1,909,586	162,277
AmerisourceBergen
Corp. Class A	1,270,283	134,332
Ross Stores Inc.	2,411,890	128,216
Gap Inc.	2,450,096	89,379
Tiffany & Co.	748,293	71,612
Best Buy Co. Inc.	2,029,082	65,519
FactSet Research
Systems Inc.	241,266	39,968
Rollins Inc.	1,264,956	36,684
Casey’s General
Stores Inc.	224,077	22,904
Cracker Barrel Old
Country Store Inc.	138,267	21,001
Aaron’s Inc.	418,785	15,487
John Wiley & Sons Inc.
Class A	285,386	15,128
Matthews International
Corp. Class A	191,253	10,299
		4,569,513

10

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Financials (6.4%)
ACE Ltd.	1,893,460	205,952
Chubb Corp.	1,335,390	166,029
Franklin Resources Inc.	3,596,832	163,836
Aflac Inc.	2,538,734	162,606
McGraw Hill Financial Inc.	1,582,063	160,975
T. Rowe Price Group Inc.	1,508,107	116,320
Invesco Ltd.	2,482,789	95,836
SEI Investments Co.	965,073	51,448
HCC Insurance
Holdings Inc.	557,103	42,986
WR Berkley Corp.	727,781	40,552
Axis Capital Holdings Ltd.	583,371	33,579
Assurant Inc.	398,421	29,722
RenaissanceRe
Holdings Ltd.	266,269	28,571
StanCorp Financial
Group Inc.	243,845	27,803
Brown & Brown Inc.	830,110	27,767
Cullen/Frost Bankers Inc.	365,383	26,472
Commerce Bancshares Inc.	557,995	26,276
Eaton Vance Corp.	682,715	26,189
Erie Indemnity Co. Class A	267,238	23,065
Bank of the Ozarks Inc.	501,501	22,126
Prosperity Bancshares Inc.	403,291	22,016
UMB Financial Corp.	264,315	14,490
RLI Corp.	249,385	13,773
American Equity
Investment Life
Holding Co.	444,473	13,130
BancFirst Corp.	89,844	5,715
Infinity Property &
Casualty Corp.	66,445	5,150
First Financial Corp.	74,568	2,474
		1,554,858
Health Care (11.2%)
Johnson & Johnson	9,768,292	978,881
Medtronic plc	8,243,495	646,208
Abbott Laboratories	8,728,827	442,464
Stryker Corp.	2,190,803	224,053
Becton Dickinson and Co.	1,116,070	169,810
Perrigo Co. plc	814,448	156,537
CR Bard Inc.	429,627	84,486
West Pharmaceutical
Services Inc.	413,699	24,768
Healthcare Services
Group Inc.	412,025	14,384
Owens & Minor Inc.	364,571	12,818
		2,754,409
Industrials (22.2%)
3M Co.	3,671,860	555,699
United Technologies Corp.	5,247,616	526,388
Lockheed Martin Corp.	1,825,529	378,067
General Dynamics Corp.	1,918,690	286,096

		Market
		Value•
	Shares	($000)
FedEx Corp.	1,638,817	280,926
Caterpillar Inc.	3,506,192	275,692
Automatic Data
Processing Inc.	2,748,365	219,237
Emerson Electric Co.	3,963,365	205,104
Northrop Grumman Corp.	1,147,682	198,560
Illinois Tool Works Inc.	2,194,860	196,374
Raytheon Co.	1,777,630	193,922
Deere & Co.	1,963,726	185,710
CSX Corp.	5,729,657	179,224
Sherwin-Williams Co.	548,895	152,461
Norfolk Southern Corp.	1,778,137	149,950
Roper Technologies Inc.	580,528	97,105
Parker-Hannifin Corp.	824,074	92,914
WW Grainger Inc.	390,108	89,222
Republic Services Inc.
Class A	2,042,383	86,863
Pall Corp.	616,933	78,011
Fastenal Co.	1,709,303	71,551
Dover Corp.	942,956	60,415
CH Robinson
Worldwide Inc.	847,233	59,433
Cintas Corp.	678,504	58,012
JB Hunt Transport
Services Inc.	674,018	56,698
L-3 Communications
Holdings Inc.	477,250	55,103
Expeditors International
of Washington Inc.	1,109,250	51,991
Robert Half
International Inc.	781,748	43,020
Valspar Corp.	473,837	39,461
Carlisle Cos. Inc.	376,043	38,078
Jack Henry &
Associates Inc.	473,079	33,049
AO Smith Corp.	440,885	31,664
Ryder System Inc.	306,535	27,748
Lincoln Electric
Holdings Inc.	445,477	26,974
Donaldson Co. Inc.	794,447	26,693
Nordson Corp.	356,323	26,407
Bemis Co. Inc.	563,882	25,132
AptarGroup Inc.	360,687	24,451
Graco Inc.	341,319	24,401
Toro Co.	323,645	22,115
MSC Industrial Direct
Co. Inc. Class A	280,755	20,007
ITT Corp.	525,952	19,986
Silgan Holdings Inc.	365,732	19,556
Regal Beloit Corp.	258,601	17,955
Crane Co.	336,223	17,887
CLARCOR Inc.	290,079	17,454
Valmont Industries Inc.	138,908	15,451
MSA Safety Inc.	216,496	11,182
ABM Industries Inc.	323,009	10,646

11

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Franklin Electric Co. Inc.	275,692	7,957
Brady Corp. Class A	277,151	6,519
Tennant Co.	106,789	6,387
^ Lindsay Corp.	69,648	5,841
Badger Meter Inc.	83,742	4,926
Raven Industries Inc.	220,779	4,290
Gorman-Rupp Co.	152,265	3,904
McGrath RentCorp	151,393	3,839
Cass Information
Systems Inc.	66,722	3,510
Mesa Laboratories Inc.	20,545	2,127
NACCO Industries Inc.
Class A	33,349	1,693
VSE Corp.	30,904	1,465
		5,432,503
Oil & Gas (1.1%)
EOG Resources Inc.	3,172,292	244,869
Murphy Oil Corp.	1,026,790	33,669
		278,538
Technology (13.0%)
Microsoft Corp.	22,835,588	1,066,422
International Business
Machines Corp.	5,717,644	926,201
QUALCOMM Inc.	9,542,075	614,414
Texas Instruments Inc.	6,057,351	302,747
Analog Devices Inc.	1,802,527	105,141
Xilinx Inc.	1,512,323	63,140
Linear Technology Corp.	1,383,643	56,729
Harris Corp.	602,317	49,956
		3,184,750
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	582,128	17,120
Atlantic Tele-Network Inc.	92,285	6,528
		23,648
Utilities (2.2%)
NextEra Energy Inc.	2,565,040	269,842
Edison International	1,884,561	113,093
UGI Corp.	999,534	36,523
Atmos Energy Corp.	583,351	32,259
National Fuel Gas Co.	487,523	26,360
Aqua America Inc.	1,023,034	26,026
New Jersey
Resources Corp.	493,579	14,265
American States
Water Co.	221,656	8,545
MGE Energy Inc.	201,217	7,984
California Water
Service Group	277,164	5,967
Chesapeake Utilities Corp.	84,537	4,347
SJW Corp.	118,247	3,530
		548,741
Total Common Stocks
(Cost $21,008,716)		24,488,765

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.152%	22,464,066	22,464

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.135%, 8/5/15	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.100%, 10/23/15	1,300	1,300
		1,400
Total Temporary Cash Investments
(Cost $23,864)		23,864
Total Investments (100.0%)
(Cost $21,032,580)		24,512,629
Other Assets and Liabilities (0.0%)
Other Assets		32,763
Liabilities[3]		(31,236)
		1,527
Net Assets (100%)		24,514,156

12

Dividend Appreciation Index Fund

At July 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	21,163,486
Undistributed Net Investment Income	33,340
Accumulated Net Realized Losses	(162,915)
Unrealized Appreciation (Depreciation)
Investment Securities	3,480,049
Futures Contracts	196
Net Assets	24,514,156

Investor Shares—Net Assets
Applicable to 32,872,316 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,055,794
Net Asset Value Per Share—
Investor Shares	$32.12

ETF Shares—Net Assets
Applicable to 250,725,181 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,127,879
Net Asset Value Per Share—
ETF Shares	$80.28

Admiral Shares—Net Assets
Applicable to 152,874,018 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,330,483
Net Asset Value Per Share—
Admiral Shares	$21.79

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,427,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,590,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2015
($000)
Investment Income
Income
Dividends	281,731
Interest[1]	40
Securities Lending	48
Total Income	281,819
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,107
Management and Administrative—Investor Shares	873
Management and Administrative—ETF Shares	5,912
Management and Administrative—Admiral Shares	938
Marketing and Distribution—Investor Shares	171
Marketing and Distribution—ETF Shares	1,269
Marketing and Distribution—Admiral Shares	168
Custodian Fees	102
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—ETF Shares	153
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	8
Total Expenses	10,724
Net Investment Income	271,095
Realized Net Gain (Loss)
Investment Securities Sold	2,380,316
Futures Contracts	17,164
Realized Net Gain (Loss)	2,397,480
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,702,973)
Futures Contracts	2,413
Change in Unrealized Appreciation (Depreciation)	(1,700,560)
Net Increase (Decrease) in Net Assets Resulting from Operations	968,015
1 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2015	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	271,095	511,807
Realized Net Gain (Loss)	2,397,480	1,431,866
Change in Unrealized Appreciation (Depreciation)	(1,700,560)	624,046
Net Increase (Decrease) in Net Assets Resulting from Operations	968,015	2,567,719
Distributions
Net Investment Income
Investor Shares	(13,392)	(34,944)
ETF Shares	(227,711)	(410,307)
Admiral Shares	(34,913)	(47,026)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(276,016)	(492,277)
Capital Share Transactions
Investor Shares	(429,932)	(1,742,875)
ETF Shares	(1,075,010)	389,703
Admiral Shares	491,560	1,876,153
Net Increase (Decrease) from Capital Share Transactions	(1,013,382)	522,981
Total Increase (Decrease)	(321,383)	2,598,423
Net Assets
Beginning of Period	24,835,539	22,237,116
End of Period[1]	24,514,156	24,835,539

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $33,340,000 and $38,261,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.37	$28.59	$25.23	$22.42	$21.33	$18.33
Investment Operations
Net Investment Income	. 337	. 627	. 540	. 538	. 445	. 392
Net Realized and Unrealized Gain (Loss)
on Investments	.754	2.756	3.350	2.812	1.089	3.006
Total from Investment Operations	1.091	3.383	3.890	3.350	1.534	3.398
Distributions
Dividends from Net Investment Income	(. 341)	(. 603)	(. 530)	(. 540)	(. 444)	(. 398)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 341)	(. 603)	(. 530)	(. 540)	(. 444)	(. 398)
Net Asset Value, End of Period	$32.12	$31.37	$28.59	$25.23	$22.42	$21.33

Total Return[1]	3.47%	11.86%	15.51%	15.15%	7.34%	18.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,056	$1,450	$2,966	$2,804	$2,206	$1,421
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.04%	1.98%	2.32%	2.14%	2.13%
Portfolio Turnover Rate[2]	24%	20%	3%	15%	14%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$78.42	$71.47	$63.08	$56.04	$53.32	$45.81
Investment Operations
Net Investment Income	.888	1.645	1.421	1.401	1.173	1.034
Net Realized and Unrealized Gain (Loss)
on Investments	1.873	6.890	8.357	7.049	2.719	7.524
Total from Investment Operations	2.761	8.535	9.778	8.450	3.892	8.558
Distributions
Dividends from Net Investment Income	(.901)	(1.585)	(1.388)	(1.410)	(1.172)	(1.048)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.901)	(1.585)	(1.388)	(1.410)	(1.172)	(1.048)
Net Asset Value, End of Period	$80.28	$78.42	$71.47	$63.08	$56.04	$53.32

Total Return	3.51%	11.97%	15.60%	15.29%	7.46%	18.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,128	$20,610	$18,511	$13,119	$9,677	$4,985
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.13%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.14%	2.08%	2.42%	2.26%	2.25%
Portfolio Turnover Rate[1]	24%	20%	3%	15%	14%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	Dec. 19,
	Ended	Ended	2013[1] to
	July 31,	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2015	2015	2014
Net Asset Value, Beginning of Period	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	. 241	. 445	. 030
Net Realized and Unrealized Gain (Loss) on Investments	.513	1.865	(.630)
Total from Investment Operations	.754	2.310	(.600)
Distributions
Dividends from Net Investment Income	(.244)	(.430)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.244)	(.430)	—
Net Asset Value, End of Period	$21.79	$21.28	$19.40

Total Return[2]	3.54%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,330	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.16%	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	24%	20%	3%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

19

Dividend Appreciation Index Fund

During the six months ended July 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and for the period ended July 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At July 31, 2015, the fund had contributed capital of $2,143,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,488,765	—	—
Temporary Cash Investments	22,464	1,400	—
Futures Contracts—Liabilities[1]	(63)	—	—
Total	24,511,166	1,400	—
1 Represents variation margin on the last day of the reporting period.

21

Dividend Appreciation Index Fund

D. At July 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	38	19,935	216
E-mini S&P 500 Index	September 2015	46	4,826	(20)
				196

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2015, the fund realized $2,535,702,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2015, the fund had available capital losses totaling $25,844,000 to offset future net capital gains. Of this amount, $11,128,000 may be used to offset future net capital gains through January 31, 2019. Capital losses of $14,716,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2015, the cost of investment securities for tax purposes was $21,032,580,000. Net unrealized appreciation of investment securities for tax purposes was $3,480,049,000, consisting of unrealized gains of $3,952,109,000 on securities that had risen in value since their purchase and $472,060,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Dividend Appreciation Index Fund

F. During the six months ended July 31, 2015, the fund purchased $10,491,279,000 of investment securities and sold $11,329,433,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,758,733,000 and $6,290,336,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2015	January 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	91,147	2,810	292,699	9,534
Issued in Lieu of Cash Distributions	10,765	332	26,684	863
Redeemed	(531,844)	(16,479)	(2,062,258)	(67,915)
Net Increase (Decrease)—Investor Shares	(429,932)	(13,337)	(1,742,875)	(57,518)
ETF Shares
Issued	5,371,221	66,506	5,104,112	66,717
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,446,231)	(78,600)	(4,714,409)	(62,900)
Net Increase (Decrease)—ETF Shares	(1,075,010)	(12,094)	389,703	3,817
Admiral Shares
Issued	703,261	32,048	2,283,755	110,617
Issued in Lieu of Cash Distributions	30,426	1,386	42,295	1,993
Redeemed	(242,127)	(11,025)	(449,897)	(21,346)
Net Increase (Decrease)—Admiral Shares	491,560	22,409	1,876,153	91,264

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2015, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2015	7/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,034.72	$0.91
ETF Shares	1,000.00	1,035.15	0.40
Admiral Shares	1,000.00	1,035.38	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.90	$0.90
ETF Shares	1,000.00	1,024.40	0.40
Admiral Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 193 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“Dividend Achievers” is a trademark of The NASDAQ
Direct Investor Account Services > 800-662-2739	OMX Group, Inc. (collectively, with its affiliates
“NASDAQ OMX”), and has been licensed for use by The
Institutional Investor Services > 800-523-1036	Vanguard Group, Inc. Vanguard mutual funds are not
Text Telephone for People	sponsored, endorsed, sold, or promoted by NASDAQ
Who Are Deaf or Hard of Hearing> 800-749-7273	OMX and NASDAQ OMX makes no representation
regarding the advisability of investing in the funds.
This material may be used in conjunction	NASDAQ OMX makes no warranties and bears no
with the offering of shares of any Vanguard	liability with respect to the Vanguard mutual funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 17, 2015

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 17, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.